Exhibit 10.4
WORKDAY, INC.
2012 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT

The Compensation Committee of the Board of Directors (the “Committee”) of Workday, Inc. (“Workday”) has granted to Participant a Restricted Stock Unit Award (“RSU”) under Workday’s 2012 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, the terms defined in the Plan will have the same defined meanings in this Restricted Stock Unit Award Agreement (the “Agreement”) and the electronic representation of the Notice of Restricted Stock Unit Award established and maintained by Workday, or a third party designated by Workday (the “Notice”). The RSU is subject to the terms, restrictions and conditions of the Plan, the Notice and this Agreement, including any applicable country-specific provisions in the appendix attached hereto (the “Appendix”), which constitutes part of this Agreement.
1. Terms. The number of RSUs provided by the Award and the applicable Vesting Period(s) are set forth in the Notice. Participant’s RSU shall vest provided he or she provides continuous service to Workday or its subsidiaries during the Vesting Period(s).
2. Settlement. Settlement of RSUs will be made within 30 days following the applicable date of vesting under the Vesting Period(s) set forth in the Notice. Settlement of RSUs will be in Shares. No fractional RSUs or rights for fractional Shares will be created pursuant to this Agreement.
3. No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant will have no ownership of the Shares allocated to the RSUs and will have no right to dividends or to vote such Shares.
4. Dividend Equivalents. Dividends, if any (whether in cash or Shares), will not be credited to Participant.
5. Non-Transferability of RSUs. The RSUs and any interest therein will not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of in any manner other than by will or by the laws of descent or distribution or by court order or unless otherwise permitted by the Committee on a case-by-case basis.
6. Termination. If Participant’s service Terminates for any reason, all unvested RSUs will be forfeited to Workday forthwith, and all rights of Participant to such RSUs will immediately terminate (unless determined otherwise by the Committee). Participant acknowledges and agrees that the Vesting Period(s) may change prospectively in the event Participant’s service status changes between full- and part-time and/or in the event Participant is on a leave of absence, in accordance with Workday policies relating to work schedules and vesting of Awards or as determined by the Committee. In case of any dispute as to whether Termination has occurred, the Committee will have sole discretion to determine whether such Termination has occurred and the effective date of such Termination (including whether Participant may still be considered to be providing services while on an approved leave of absence).

7. Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by Workday or, if different, Participant’s employer (the “Employer”) the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount, if any, actually withheld by Workday or the Employer. Participant further acknowledges that Workday and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs and the subsequent sale of Shares acquired pursuant to such settlement; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that Workday and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. PARTICIPANT SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN THE COUNTRY OR COUNTRIES IN WHICH PARTICIPANT RESIDES OR IS SUBJECT TO TAXATION.
Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to Workday and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes Workday and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items, if any, by one or a combination of the following:
(i)withholding from Participant’s wages or other cash compensation paid to Participant by Workday and/or the Employer; or
(ii)withholding from proceeds of the sale of Shares acquired upon settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by Workday (on Participant’s behalf pursuant to this authorization without further consent); or
(iii)withholding in Shares to be issued upon settlement of the RSUs, or
(iv)any other arrangement approved by the Committee.
Notwithstanding the foregoing, if Participant is subject to Section 16 of the Exchange Act, Workday will satisfy the obligations with regard to all Tax-Related Items by withholding in Shares to be issued upon settlement of the RSUs, unless the use of such withholding method is problematic under applicable laws or has materially adverse accounting consequences, in which case Participant may elect to (A) have Workday or the Employer withhold from Participant’s wages or other cash compensation paid to Participant by Workday and/or the Employer, or (B) have Workday withhold from proceeds of the sale of Shares acquired upon settlement of the RSUs, either through a voluntary sale or through a mandatory sale arranged by Workday (on Participant’s behalf pursuant to this authorization).
Workday may withhold or account for Tax-Related Items by considering applicable statutory withholding amounts or other applicable withholding rates in Participant’s jurisdiction(s), including maximum rates applicable in Participant’s jurisdiction(s), in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. The Fair Market Value of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the Tax-Related Items withholding.

Finally, Participant agrees to pay to Workday or the Employer any amount of Tax-Related Items that Workday or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. Workday may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.
8. Nature of Grant. By accepting the RSUs (whether in writing, electronically or otherwise), Participant acknowledges, understands and agrees that:
(a)the Plan is established voluntarily by Workday, it is discretionary in nature and it may be modified, amended, suspended or terminated by Workday at any time, to the extent permitted by the Plan;
(b)the grant of the RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past;
(c)all decisions with respect to future RSU or other grants, if any, will be at the sole discretion of Workday;
(d)the RSU grant and Participant’s participation in the Plan will not create a right to employment or be interpreted as forming or amending an employment or services contract with Workday, the Employer or any Parent or Subsidiary;
(e)Participant is voluntarily participating in the Plan;
(f)the RSUs and the Shares subject to the RSUs are not intended to replace any pension rights or compensation;
(g)the RSUs and the Shares subject to the RSUs, and the income from and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar mandatory payments;
(h)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(i)no claim or entitlement to compensation or damages will arise from forfeiture of the RSUs resulting from (1) the application of any compensation recovery or clawback policy adopted by Workday or otherwise required by law, or (2) Participant’s Termination;
(j)unless otherwise provided in the Plan or by Workday in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Shares;
(k)unless otherwise agreed with Workday, the RSUs and the underlying Shares, and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Subsidiary; and
(l)the following provisions apply only if Participant is providing services outside the United States:
(i)the RSUs and the Shares subject to the RSUs are not part of normal or expected compensation or salary for any purpose;

(ii)neither Workday, the Employer nor any Parent or Subsidiary will be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to Participant pursuant to the settlement of the RSUs or the subsequent sale of any Shares acquired upon settlement.
9. No Advice Regarding Grant. Workday is not providing any tax, legal or financial advice, nor is Workday making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
10. Data Privacy.
(a)Data Collection and Usage. Workday and any Parent or Subsidiary, including the Employer, may collect, process and use certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, email address, date of birth, social insurance, passport or other identification number, salary, nationality, job title, any Shares or directorships held in Workday, details of all RSUs or any other entitlement to Shares or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is Participant’s consent.
(b)Stock Plan Administration Service Providers. Workday transfers Data to Morgan Stanley Smith Barney LLC and its affiliated companies (collectively, “Morgan Stanley”), an independent service provider based in the United States, which is assisting Workday with the implementation, administration and management of the Plan. Workday may select a different service provider or additional service providers and share Data with such other provider(s) serving in a similar manner. Participant may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.
(c)International Data Transfers. Workday and its service providers are based in the United States. Participant’s country or jurisdiction may have different data privacy laws and protections than the United States. For example, the European Commission has issued a limited adequacy finding with respect to the United States that applies only to the extent companies register for the EU-U.S. Privacy Shield program. Workday’s legal basis, where required, for the transfer of Data is Participant’s consent.
(d)Data Retention. Workday will hold and use Data only as long as is necessary to implement, administer and manage Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax and security laws.
(e)Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and Participant is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, Participant’s salary from or employment and career with the Employer will not be affected; the only consequence of refusing or withdrawing Participant’s consent is that Workday would not be able to grant RSUs or other equity awards to Participant or administer or maintain such awards.

(f)Data Subject Rights. Participant may have a number of rights under data privacy laws in Participant’s jurisdiction. Depending on where Participant is based, such rights may include the right to (i) request access or copies of Data Workday processes, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on processing of Data, (v) portability of Data, (vi) lodge complaints with competent authorities in Participant’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, Participant can contact his or her local human resources representative.
By accepting the RSUs and indicating consent via Workday’s acceptance procedure, Participant is declaring that he or she agrees with the data processing practices described herein and consents to the collection, processing and use of Data by Workday and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.
Finally, Participant understands that Workday may rely on a different legal basis for the processing or transfer of Data in the future and/or request Participant to provide another data privacy consent. If applicable and upon request of Workday or the Employer, Participant agrees to provide an executed acknowledgment or data privacy consent form (or any other agreements or consents) that Workday and/or the Employer may deem necessary to obtain from Participant for the purpose of administering his or her participation in the Plan in compliance with the data privacy laws in Participant’s country, either now or in the future. Participant understands and agrees that he or she will not be able to participate in the Plan if he or she fails to provide any such acknowledgement, agreement or consent requested by Workday and/or the Employer.
11. Language. Participant acknowledges and represents that he or she is proficient in the English language or has consulted with an advisor who is sufficiently proficient in English, as to allow Participant to understand the terms of this Agreement, including the Appendix and any other documents related to the Plan. If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
12. Appendix. Notwithstanding any provisions in this Agreement, the RSU grant will be subject to any special terms and conditions set forth in any appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Participant, to the extent Workday determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
13. Imposition of Other Requirements. Workday reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent Workday determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
14. Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement will not be construed as a waiver of any rights of such party.

15. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by Workday and Participant with all applicable U.S. and non-U.S. local, state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which Workday’s Common Stock may be listed or quoted at the time of such issuance or transfer.
16. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision will be excluded from this Agreement, (ii) the balance of this Agreement will be interpreted as if such provision were so excluded and (iii) the balance of this Agreement will be enforceable in accordance with its terms.
17. Governing Law and Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

Any and all disputes relating to, concerning or arising from this Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Agreement, will be brought and heard exclusively in the United States District Court for the District of Delaware or the Delaware Superior Court, New Castle County. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.

18. No Rights as Employee, Director or Consultant. Nothing in this Agreement will affect in any manner whatsoever the right or power of Workday, or a Parent or Subsidiary of Workday, to terminate Participant’s service, for any reason, with or without Cause.

19. Insider Trading / Market Abuse Laws. Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including, but not limited to, the United States and, if different, Participant’s country, which may affect Participant’s ability to accept, acquire, sell or otherwise dispose of Shares, rights to Shares (e.g., Restricted Stock Units) or rights linked to the value of Shares under the Plan during such times as Participant is considered to have “inside information” regarding Workday (as defined by the laws in the applicable jurisdictions). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Workday insider trading policy. Neither Workday nor any Parent or Subsidiary will be responsible for such restrictions or liable for the failure on Participant’s part to know and abide by such restrictions. Participant should consult with his or her own personal legal advisers to ensure compliance with local laws.
20. Foreign Asset/Account Reporting Requirements and Exchange Controls. Participant acknowledges that his or her country may have certain foreign asset and/or foreign account reporting requirements and exchange controls which may affect Participant’s ability to acquire or hold Shares purchased under the Plan or cash received from participating in the Plan (including from any dividends paid on or sales proceeds arising from the sale of Shares acquired under the Plan) in a brokerage or bank account outside Participant’s country. Participant may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. Participant also may be required to repatriate sale proceeds or other funds received as a result of his or her participation in the Plan to Participant’s country through a designated bank or broker within a certain time after receipt. Participant acknowledges that it is Participant’s responsibility comply with such regulations, and Participant should consult a personal legal advisor for any details.

21. Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment will not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from Workday or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral will only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment will be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.

22. Award Subject to Workday Clawback or Recoupment. To the extent permitted by applicable law, the RSUs will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other Service that is applicable to Participant. In addition to any other remedies available under such policy and applicable law, Workday may require the cancellation of Participant’s RSUs (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s RSUs.

23. Acknowledgment; Consent to Electronic Delivery of All Plan Documents and Disclosures. By Participant’s acceptance (whether in writing, electronically or otherwise) of the Notice, Participant and Workday agree that the RSUs are granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant acknowledges receipt of a copy of the Plan, the Plan prospectus, the Notice and this Agreement and hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice. Participant acknowledges receipt of a copy of the Plan, the Plan prospectus, the Notice and this Agreement and hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice. Participant has reviewed the Plan, the Plan prospectus, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Plan prospectus, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify Workday upon any change in Participant’s residence address.

By acceptance of the RSUs, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by Workday or a third party designated by Workday and consents to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of Workday, and all other documents that Workday is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the RSUs and current or future participation in the Plan. Electronic delivery may include the delivery of a link to a Workday intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at Workday’s discretion. Participant acknowledges that Participant may receive from Workday a paper copy of any documents delivered electronically at no cost if Participant contacts Workday by telephone, through a postal service or electronic mail at Stock Administration. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to Workday or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying Workday of such revised or revoked consent by telephone, postal service or electronic mail through Stock Administration. Finally, Participant understands that Participant is not required to consent to electronic delivery.

By accepting (whether in writing, electronically or otherwise) the RSUs, Participant acknowledges and agrees to the following:

Participant understands that Participant’s employment or consulting relationship or service with Workday, Inc. or a Parent or Subsidiary is for an unspecified duration, can be terminated at any time (i.e., is at will), except where otherwise prohibited by applicable law and that nothing in this Agreement, the Notice or the Plan changes the nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice is earned only by continuing service as an Employee, Director or Consultant of Workday or Parent or Subsidiary. Participant also understands that this Agreement is subject to the terms and conditions of both the Notice and the Plan, both of which are incorporated herein by reference. Participant has read the Agreement, the Notice and the Plan. By accepting the RSUs, Participant consents to the electronic delivery as set forth in this Agreement.
WORKDAY, INC.
By: Aneel Bhusri
Title: Co-founder, Chief Executive Officer and Director

APPENDIX
WORKDAY, INC.
2012 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT

COUNTRY SPECIFIC PROVISIONS FOR EMPLOYEES OUTSIDE THE U.S.

Terms and Conditions

This Appendix includes additional terms and conditions that govern the RSUs granted to Participant under the Plan if Participant resides and/or works in one of the countries below. This Appendix forms part of the Agreement. Any capitalized term used in this Appendix without definition will have the meaning ascribed to it in the Notice, the Agreement or the Plan, as applicable.

If Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, or Participant transfers employment and/or residency between countries after the Date of Grant, Workday will, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to Participant under these circumstances.

Notifications

This Appendix also includes information relating to exchange control, foreign asset/account reporting requirements and other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of September 2019. Such laws are often complex and change frequently. As a result, Participant should not rely on the information herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time that Participant vests in the RSUs or sells Shares acquired under the Plan.

In addition, the information is general in nature and may not apply to Participant’s particular situation, and Workday is not in a position to assure Participant of any particular result. Accordingly, Participant should seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, or Participant transfers employment and/or residency after the Date of Grant, the information contained herein may not apply to Participant in the same manner.

AUSTRALIA

Terms and Conditions

Australia Class Order Exemption. The offer of the RSUs is intended to comply with the provisions of the Corporations Act 2001, Australian Securities & Investments Commission (“ASIC”) Regulatory Guide 49 and ASIC Class Order CO 14/1000. Additional details are set forth in the Offer Document for the offer of Restricted Stock Units to Australian Resident Employees, which is provided to Participant with this Agreement.

Notifications

Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to the conditions in the Act).

AUSTRIA

Notifications

Exchange Control Information. If Participant holds securities (including Shares acquired under the Plan) or cash (including proceeds from the sale of Shares) outside of Austria, Participant will be required to report certain information to the Austrian National Bank as follows: (i) on a quarterly basis if the value of the Shares as of the last day of any given quarter exceeds €30,000,000; and (ii) on an annual basis if the value of the shares as of December 31 exceeds €5,000,000. The deadline for filing the annual report is January 31 of the following year.

In addition, when the Shares are sold or a dividend is received, Participant may be required to comply with certain exchange control obligations if the cash proceeds from the sale are held outside of Austria. If the transaction volume of all accounts abroad meets or exceeds €10,000,000, the movement and balances of all accounts must be reported monthly, as of the last day of the month, on or before the fifteenth day of the following month on the prescribed form (Meldungen SI-Forderungen und/oder SI-Verpflichtungen).

BELGIUM

Notifications

Foreign Asset/Account Reporting Information. If Participant is a Belgian resident, Participant is required to report any securities (e.g., Shares acquired under the Plan) or bank account (including any brokerage account Participants holds at Morgan Stanley or other stock plan service provider as may be selected by Workday in the future) held outside Belgium on Participant’s annual tax return. In a separate report, Belgian residents are required to provide the National Bank of Belgium with the account details of any such foreign accounts (including the account number, bank name and country in which any such account was opened). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be.

CANADA

Terms and Conditions

Vesting/Termination. This provision supplements Section 1 and 6 of the Agreement:

For purposes of the Award, the Participant’s employment relationship will be considered terminated as of the date that is the earlier of (i) the date of the Participant’s termination, (ii) the date the Participant receives notice of termination, or (iii) the date the Participant is no longer actively providing services and will not be extended by any notice period (e.g., active service would not include any contractual notice period or any period of “garden leave” or similar period mandated under Canadian laws or the terms of the Participant’s employment agreement, if any); in the event that the date the Participant is no longer actively providing services cannot be reasonably determined under the terms of this Agreement and the Plan, the Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the RSUs (including whether the Participant may still be considered to be providing services while on a leave of absence).

Settlement.

This provision supplements Section 2 of the Agreement:

Notwithstanding any discretion set forth in Section 9.1 of the Plan, the RSUs are payable in Shares only, and a grant of RSUs does not provide any right for Participant to receive a cash payment or a combination of a cash payment and Shares.

The following provisions apply to Participants in Quebec:

Data Privacy. The following provision supplements Section 10 of the Agreement.

Participant hereby authorizes Workday and Workday’s representatives to discuss and obtain all relevant information from all personnel, professional or non-professional, involved with the administration of the Plan. Participant further authorizes Workday, the Employer and/or any other Parent or Subsidiary to disclose and discuss such information with their advisors. Participant also authorizes Workday, the Employer and/or any other Parent or Subsidiary to record such information and to keep such information in Participant’s employment file.

Language Consent to Receive Information in English for Quebec Participants. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement Relatif à la Langue Utilisée. Les parties reconnaissent avoir exigé que cette convention [“Agreement”], ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Notifications

Securities Law Information. Participant understands he or she is permitted to sell Shares acquired through the Plan through the designated broker appointed under the Plan, if any, provided the resale of Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed. The Shares are currently listed on the Nasdaq Global Select Market (the “Nasdaq”).

Foreign Asset/Account Reporting Information. Canadian residents are required to report foreign specified property, including Shares and rights to receive Shares (e.g., RSUs), on form T1135 (Foreign Income Verification Statement) if the total cost of the foreign specified property exceeds C$100,000 at any time during the year. RSUs must be reported (generally, at a nil cost) if the C$100,000 cost threshold is exceeded because of other foreign specified property held by Participant. When Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB would ordinarily equal the fair market value of the Shares at the time of acquisition, but if Participant owns other Shares, this ACB may have to be averaged with the ACB of the other Shares.

CHINA

Terms and Conditions

The following provisions govern Participant’s participation in the Plan only if Participant is subject to exchange control restrictions in the People’s Republic of China (“China”), as determined by Workday in its sole discretion.

Vesting and Settlement Conditions. This section supplements Sections 1 and 2 of the Agreement:

Workday is under no obligation to vest RSUs or issue Shares unless and until its registration application is approved by the Chinese State Administration of Foreign Exchange (“SAFE”). Further, at Workday’s discretion, RSUs will not vest and Shares will not be issued if, at the time Participant’s RSUs are otherwise scheduled to vest, the SAFE registration has become invalid or ceased to be effective for any reason. Further, RSUs will not vest and the underlying Shares will not be issued unless and until Workday determines that such vesting and issuance of Shares complies with all relevant laws and regulations.

Required Sale of Shares. Due to exchange control laws in China, Workday may require that any Shares acquired upon the vesting and settlement of RSUs be immediately sold. Workday is authorized to instruct Morgan Stanley or such other broker as may be selected by Workday to assist with the mandatory sale of such Shares (on Participant’s behalf pursuant to this authorization), and Participant expressly authorizes such broker to complete the sale of such Shares. In this regard, Participant agrees to sign any agreements, forms and/or consents that may be reasonably requested by Workday (or Workday’s designated broker) to effectuate the sale of the Shares (including, without limitation, with respect to the transfers of the proceeds and other exchange control matters noted below) and otherwise cooperate with Workday on such matters, provided Participant will not be permitted to exercise any influence over how, when or whether the sales occur. Participant acknowledges that Morgan Stanley or such other designated broker as may be selected by Workday is under no obligation to arrange for the sale of the Shares at any particular price.

Alternatively, if Workday, in its discretion, does not exercise its right to require the automatic sale of Shares issuable upon vesting of the RSUs, as described in the preceding paragraph, any Shares acquired by Participant under the Plan must be sold no later than six months from the date of Termination, or within any other such time frame as may be permitted by Workday or required by SAFE. Any Shares acquired by Participant under the Plan that have not been sold within six months of the date of Termination shall be automatically sold by Morgan Stanley or such other broker as may be selected by Workday pursuant to this authorization and subject to the terms of the preceding paragraph. Upon the sale of the Shares, Workday agrees to pay the cash proceeds from the sale (less any applicable Tax-Related Items, brokerage fees and commissions) to Participant in accordance with applicable exchange control laws and regulations including, but not limited to, the restrictions set forth under the “Exchange Control Restrictions” section immediately below.

Exchange Control Requirements. Participant understands and agrees that, due to exchange control laws in China, Participant will be required to immediately repatriate to China the cash proceeds from the sale of Shares or any dividends paid on such Shares. Participant further understands that, under local law, such repatriation of the cash proceeds will need to be effected through a special exchange control account established by Workday, the Employer or another Subsidiary, and Participant hereby consents and agrees that the proceeds from the sale of Shares will be transferred to such special account prior to being delivered to Participant. Participant also understands that Workday will deliver the proceeds to Participant as soon as possible, but there may be delays in distributing the funds to Participant due to exchange control requirements in China. The proceeds may be paid in U.S. dollars or local currency, at Workday’s discretion. If the proceeds are paid in U.S. dollars, Participant understands that Participant may be required to open a U.S. Dollar bank account in China into which the proceeds can be deposited. If the proceeds are converted to local currency, Participant acknowledges that Workday is under no obligation to secure any particular currency conversion rate, and that it may face delays in converting the proceeds to local currency. Participant will bear the risk of any currency conversion rate fluctuation between the date that the Shares are sold and the date of conversion of the proceeds to local currency. Participant must comply with any other requirements imposed by Workday in the future in order to facilitate compliance to the exchange control requirements in China.

CZECH REPUBLIC

Notifications

Exchange Control Information. Upon request of the Czech National Bank, Participant may be required to file a report in connection with the RSUs and the opening and maintenance of a foreign account. However, because exchange control regulations change frequently and without notice, Participant should consult with his or her personal advisor before vesting of the RSUs and before opening any foreign accounts in connection with the RSUs to ensure compliance with current regulations. Participant is responsible for complying with applicable Czech exchange control laws.

DENMARK

Terms and Conditions

Danish Stock Option Act. Participant acknowledges that he or she has received the Employer Statement in Danish which sets forth additional information about the RSUs to the extent that the Danish Stock Option Act (the “Act”) applies.

Participant understands that the Act only applies to “employees” as that term is defined in Section 2 of the Act. If Participant is a member of the registered management of a Subsidiary in Denmark or otherwise does not satisfy the definition of employee, he or she is not subject to the Act and the Employer Statement will not apply to him or her.

Further, the Act has been revised with effect from 1 January 2019. As a result of the amendments, the termination provision under the Plan will apply to any RSUs granted after 1 January 2019. The relevant termination provisions are detailed in the Plan and the Employer Statement.

Nature of Grant. The following provision supplements Section 8 of the Agreement:

By accepting the RSUs, Participant acknowledges, understands and agrees that this grant relates to future services to be performed and is not a bonus or compensation for past services.

Notifications

Foreign Asset/Account Reporting Information. If the Participant establishes an account holding Shares or cash outside Denmark, the Participant must report the account to the Danish Tax Administration. The form may be obtained from a local bank.

FINLAND

There are no country-specific provisions.

FRANCE

Terms and Conditions

Language Consent. By accepting the RSUs, Participant confirms having read and understood the Plan and this Agreement, which were provided in the English language. Participant accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisée. En acceptant ces Droits sur des Actions Assujetties à des Restrictions [“RSUs”], le Participant confirme avoir lu et compris le Plan et le présent Contrat d’Attribution qui ont été transmis en langue anglaise. Le Participant accepte les termes et conditions de ces documents en connaissance de cause.

Notifications

Foreign Asset/Account Reporting Information. If Participant holds securities (including Shares purchased under the Plan) or maintains a foreign bank account, Participant is required to report these to the French tax authorities when filing Participant’s annual tax return.

GERMANY

Notifications

Exchange Control Information. Cross border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank). Participant understands that in the event he or she receives a payment in excess of this amount in connection with the sale of securities (including Shares acquired under the Plan), Participant must report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).

Foreign Asset/Account Reporting Information. If Participant’s acquisition of Shares under the Plan leads to a so-called qualified participation at any point during the calendar year, Participant will need to report the acquisition when he or she files his or her tax return for the relevant year. A qualified participation is attained if (i) the value of the Shares acquired exceeds EUR 150,000 or (ii) in the unlikely event that Participant holds Shares exceeding 10% of the total capital of Workday. However, if the Shares are listed on a recognized U.S. stock exchange and Participant owns less than 1% of Workday, this requirement will not apply to him or her. If applicable, Participant will be responsible for obtaining the appropriate form from a German federal bank and complying with the reporting obligations.

GREECE

There are no country-specific provisions.

HONG KONG

Terms and Conditions

Securities Law Information. WARNING: The grant of the RSUs under the Plan and the Shares subject to the RSUs do not constitute a public offer of securities under Hong Kong law and are available only to employees of Workday, its Subsidiaries and any Parent. This Agreement and the Plan and any other incidental communication materials distributed in connection with the Plan (i) have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong, (ii) have not been reviewed by any regulatory authority in Hong Kong, and (iii) are intended only for the personal use of eligible employees of Workday, its Subsidiaries and any Parent, and may not be distributed to any other person.

Participant is advised to exercise caution in relation to the right to acquire Shares. If Participant is in any doubt about any of the contents of this Agreement, the Plan or any other incidental communication materials distributed in connection with the Plan, Participant should obtain independent professional advice.

Sale of Shares. By accepting the RSUs, Participant agrees that in the event Shares are issued in respect of the RSUs within six months of the Date of Grant, Participant will not dispose of any Shares acquired prior to the six-month anniversary of the Date of Grant.

INDIA

Notifications

Exchange Control Information. Participants resident in India are required to repatriate to India any funds received under the Plan within such period of time prescribed under applicable Indian exchange control regulations, as may be amended from time to time. Upon repatriation, a foreign inward remittance certificate (“FIRC”) will be issued by the bank where the foreign currency is deposited. The FIRC should be retained as evidence of the repatriation of funds in the event the Reserve Bank of India or the Employer requests proof of repatriation. It is Participant’s responsibility to comply with applicable exchange control laws in India.

Foreign Asset/Account Reporting Information. Indian residents must declare the following items in their annual tax returns: (i) any foreign assets held (including Shares acquired under the Plan), and (ii) any foreign bank accounts for which the resident has signing authority. It is Participant’s responsibility to comply with applicable tax laws in India. Participant should consult with a personal tax advisor to ensure proper reporting of foreign assets and bank accounts.

INDONESIA

Terms and Conditions
Language Consent. By accepting the Award, Participant (i) confirms having read and understood these documents provided in the English language, (ii) accepts the terms of these documents accordingly, and (iii) agrees not to challenge the validity of these documents based on Law No. 24 of 2009 on National Flag, Language, Coat of Arms and National Anthem or the implementing Presidential Regulation (when issued).
Persetujuan dan Pemberitahuan Bahasa. Dengan menerima Penghargaan ini, (i) anda mengkonfirmasi bahwa anda telah membaca dan mengerti isi dokumen yang terkait dengan pemberian Penghargaan ini (yaitu Rencana dan Perjanjian Opsi Saham) yang disediakan untuk anda dalam bahasa Inggris, (ii) anda menerima persyaratan di dalam dokumen-dokumen tersebut, dan (iii) anda setuju bahwa anda tidak akan mengajukan keberatan atas keberlakuan dari dokumen ini berdasarkan Undang-Undang No. 24 tahun 2009 tentang Bendera, Bahasa dan Lambang Negara serta Lagu Kebangsaan atau peraturan pelaksana dari Peraturan Presiden (ketika diterbitkan nantinya).
Notifications
Exchange Control Information. Foreign exchange activity is subject to certain reporting requirements. For foreign currency transactions exceeding USD 25,000, the underlying document of that transaction will have to be submitted to the relevant local bank. If Participant repatriates funds (e.g., proceeds from the sale of Shares) into Indonesia, the Indonesian bank through which the transaction is made will submit a report of the transaction to the Bank of Indonesia.
For transactions of USD 10,000 or more (or its equivalent in other currency), a more detailed description of the transaction must be included in the report and Participant may be required to provide information about the transaction to the bank in order to complete the transaction.

IRELAND

Notifications

Director Notification Requirement. If Participant is a director, shadow director or secretary of an Irish Parent or Subsidiary, Participant must notify the Irish Parent or Subsidiary in writing upon (i) receiving or disposing of an interest in Workday (e.g., RSUs, Shares, etc.), (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time, in each case if the interest represents more than 1% of Workday’s share capital or voting rights. This notification requirement also applies with respect to the interests of any spouse or minor children (whose interests will be attributed to the director, shadow director or secretary).

ITALY

Terms and Conditions

Plan Document Acknowledgement. Participant acknowledges that by accepting the RSUs, Participant has been given access to the Plan document, have reviewed the Plan and this Agreement in their entirety and fully understand and accept all provisions of the Plan and this Agreement. Further, Participant acknowledges that he or she has read and expressly approves the following sections of the Agreement: Section 1. Terms; Section 2. Settlement; Section 4. Dividend Equivalents; Section 6. Termination; Section 7. Responsibility for Taxes; Section 8. Nature of Grant; Section 9. No Advice Regarding Grant; Section 10. Data Privacy; Section 11. Language; Section 13. Imposition of Other Requirements; Section 17. Governing Law and Venue; Section 18. No Rights as Employee, Director or Consultant; and Section 23. Acknowledgment; Consent to Electronic Delivery of All Plan Documents and Disclosures.

Notifications

Foreign Asset/Account Reporting Information. Participant understands that if Participant is an Italian resident and at any time during the fiscal year Participant holds foreign financial assets (including cash and Shares) which may generate income taxable in Italy, Participant is required to report these assets on Participant’s annual tax return (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations will also apply to Italian residents who are the beneficial owners of foreign financial assets, even if Participant does not directly hold investments abroad or foreign assets.

JAPAN

Notifications

Foreign Asset/Account Reporting Information.  Participant understands that if Participant holds assets outside of Japan (e.g., Shares acquired under the Plan) with a total net fair market value exceeding ¥50,000,000 (or an equivalent amount in foreign currency) as of December 31 each year, Participant is required to report the details of such assets to the Japanese tax authorities by March 15th of the following year. Participant acknowledges that he or she should consult with Participant’s personal tax advisor to determine Participant’s personal reporting obligations.

LATVIA

There are no country-specific provisions.

MALAYSIA

Terms and Conditions

Data Privacy. The following provision replaces Section 10 of the Agreement.

Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other RSU grant materials by and among, as applicable, Workday, the Employer and any other Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that Workday, the Employer and any other Parent or Subsidiary may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address, email address and telephone number, date of birth, social insurance, passport or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in Workday, details of all RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The source of the Data is the Employer, as well as information which Participant is providing to Workday and the Employer in connection with the Plan and this Agreement.

Participant understands that Data will be transferred to Morgan Stanley or such other stock plan service provider as may be selected by Workday in the future, which is assisting Workday with the implementation, administration and management of the Plan. Participant further understands that Workday, the Employer and any other Parent or Subsidiary will transfer Data among themselves as necessary for the purpose of the implementation, administration and management of Participant’s participation in the Plan, and that Workday, the Employer and any other Parent or Subsidiary may each further transfer Data to third parties assisting Workday in the implementation, administration and management of the Plan, including any requisite transfer to a broker or another third party with whom Participant may elect to deposit any Shares acquired under the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative, Cynthia Chan, email address is cynthia.chan@workday.com. Participant authorizes Workday, Morgan Stanley and any other possible recipients which may assist Workday (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data to a third party with whom the Participant may elect to deposit any Shares acquired upon vesting of the Restricted Stock Units.

Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be affected; the only consequence of refusing or withdrawing Participant’s consent is that Workday would not be able to grant Participant RSUs or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

Malaysian Translation

Peserta dengan ini secara eksplisit dan tanpa sebarang keraguan mengizinkan pengumpulan, penggunaan dan pemindahan, dalam bentuk elektronik atau lain-lain, data peribadi Peserta seperti yang diterangkan dalam Perjanjian dan apa-apa bahan geran RSU lain oleh dan di antara, seperti mana yang terpakai, Workday, Majikan dan mana-mana Syarikat Induk atau Anak-Anak Syarikatnya untuk tujuan ekslusif bagi melaksanakan, mentadbir dan menguruskan penyertaan Peserta dalam Pelan.

Peserta memahami bahawa Workday, Majikan dan mana-mana Syarikat Induk atau Anak-Anak Syarikat mungkin memegang maklumat peribadi tertentu tentang Peserta, termasuk, tetapi tidak terhad kepada, nama Peserta, alamat rumah dan nombor telefon, alamat emel, tarikh lahir, nombor insurans sosial atau nombor pengenalan lain (seperti, nombor pendaftaran penduduk tetap atau nombor kad pengenalan), gaji, kewarganegaraan, jawatan, apa-apa syer dalam saham atau jawatan pengarah yang dipegang di Workday, butir-butir semua RSUs atau apa-apa hak lain atas syer dalam saham yang dianugerahkan, dibatalkan, dilaksanakan, terletak hak, tidak diletak hak ataupun yang belum dijelaskan bagi faedah Peserta (“Data”), untuk tujuan eksklusif bagi melaksanakan, mentadbir dan menguruskan Pelan. Sumber Data adalah daripada Majikan, dan juga maklumat yang Peserta berikan kepada Workday dan Majikan berhubung dengan Pelan dan Perjanjian ini.

Peserta memahami bahawa Data ini akan dipindahkan kepada Morgan Stanley atau pembekal perkhidmatan pelan saham yang ditetapkan oleh Workday pada masa depan yang membantu Workday dengan pelaksanaan, pentadbiran dan pengurusan Pelan. Peserta memahami selanjutnya bahawa Workday, Majikan dan Syarikat Induk atau Anak-Anak Syarikat lain akan memindah Data sesama mereka seperti diperlukan untuk tujuan melaksanakan, mentadbir dan menguruskan penyertaan Peserta dalam Pelan, dan Workday, Majikan dan Syarikat Induk atau Anak-Anak Syarikat yang lain masing-masing boleh memindah Data kepada pihak-pihak ketiga yang membantu Workday dalam pelaksanaan, pentadbiran dan pegurusan Pelan, termasuk pemindahan yang diperlukan kepada broker atau pihak ketiga yang lain yang mana Peserta boleh memilih untuk mendepositkan Syer-Syer yang diperolehi daripada Pelan. Peserta memahami bahawa penerima-penerima Data mungkin berada di Amerika Syarikat atau mana-mana tempat lain dan bahawa negara penerima-penerima mungkin mempunyai undang-undang privasi data dan perlindungan yang berbeza daripada negara Peserta. Peserta memahami bahawa sekiranya Peserta menetap di luar Amerika Syarikat, Peserta boleh meminta satu senarai yang mengandungi nama dan alamat penerima-penerima Data yang berpotensi dengan menghubungi wakil sumber manusia tempatan Peserta Cynthia Chan, alamat emel cynthia.chan@workday.com. Peserta memberi kuasa kepada Workday, Morgan Stanley dan mana-mana penerima-penerima lain yang mungkin membantu Workday (pada masa sekarang atau pada masa depan) dengan melaksanakan, mentadbir dan menguruskan Pelan untuk menerima, memiliki, menggunakan, mengekalkan dan memindahkan Data, dalam bentuk elektronik atau lain-lain, semata-mata dengan tujuan untuk melaksanakan, mentadbir dan menguruskan penyertaan Peserta dalam Pelan, termasuk apa-apa pemindahan Data yang diperlukan kepada pihak ketiga yang lain dengan sesiapa yang Peserta pilih untuk deposit apa-apa Saham yang diperolehi selepas terletak hak RSUs.

Peserta memahami bahawa Data hanya akan disimpan untuk tempoh yang perlu bagi melaksanakan, mentadbir, dan menguruskan penyertaan Peserta dalam Pelan. Peserta memahami bahawa sekiranya Peserta menetap di luar Amerika Syarikat, Peserta boleh, pada bila-bila masa, melihat Data, meminta maklumat tambahan mengenai penyimpanan dan pemprosesan Data, meminta bahawa pindaan-pindaan dilaksanakan ke atas Data atau menolak atau menarik balik persetujuan dalam ini, dalam mana-mana kes, tanpa kos, dengan menghubungi secara bertulis wakil sumber manusia tempatanPeserta. Peserta selanjutnya memahami bahawa Peserta memberi persetujuan ini secara sukarela. Sekiranya Peserta tidak bersetuju, atau kemudian membatalkan persetujuannya, status pekerjaan atau perkhidmatan Peserta dengan Majikan tidak akan terjejas; satunya akibat jika Peserta tidak bersetuju atau menarik balik persetujuan Peserta adalah bahawa Workday tidak akan dapat menganugerahkan kepada Peserta RSUs atau anugerah ekuiti lain atau mentadbir atau mengekalkan anugerah tersebut. Oleh itu, Peserta memahami bahawa keengganan atau penarikan balik persetujuan Peserta boleh menjejaskan keupayaannya untuk mengambil bahagian dalam Pelan. Untuk maklumat lanjut mengenai akibat keengganan Peserta untuk memberikan keizinan atau penarikan balik keizinan, Peserta memahami bahawa Peserta boleh menghubungi wakil sumber manusia tempatan Peserta.

Notifications

Director Notification Obligation. Directors of Workday’s Malaysian Subsidiary are subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify such entity in writing within 14 business days of the acquisition or disposal of an interest (e.g., RSUs granted under the Plan or Shares) in Workday or any related company.

MEXICO

Terms and Conditions
Plan Document Acknowledgement. By accepting the RSUs, Participant acknowledges that he or she has received a copy of the Plan and the Agreement, which Participant has reviewed. Participant acknowledges further that he or she accepts all the provisions of the Plan and the Agreement. Participant also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in Section 8 (“Nature of Grant”) in the Agreement, which clearly provides as follows:
(1) Participant’s participation in the Plan does not constitute an acquired right;
(2) The Plan and Participant’s participation in the Plan are offered by Workday on a wholly discretionary basis;
(3) Participant’s participation in the Plan is voluntary; and
(4) Workday and its Subsidiaries are not responsible for any decrease in the value of any Shares acquired at vesting and settlement of the RSUs.
Labor Law Policy and Acknowledgment. By accepting the RSUs, Participant expressly recognizes that Workday, with registered offices at 6110 Stoneridge Mall Road Pleasanton, California U.S.A., is solely responsible for the administration of the Plan, and that Participant’s participation in the Plan and acquisition of Shares do not constitute an employment relationship between Participant and Workday since Participant is participating in the Plan on a wholly commercial basis and the Workday Mexico S. de R.L. de C.V. (“Workday Mexico”) is his or her sole employer. Based on the foregoing, Participant expressly recognizes that the Plan and the benefits that he or she may derive from participating in the Plan do not establish any rights between Participant and Workday Mexico and do not form part of the employment conditions and/or benefits provided by Workday Mexico, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of Participant’s employment.
Participant further understands that his or her participation in the Plan is as a result of a unilateral and discretionary decision of Workday; therefore, Workday reserves the absolute right to amend and/or discontinue Participant’s participation at any time without any liability to Participant.

Finally, Participant hereby declares that he or she does not reserve to him- or herself any action or right to bring any claim against Workday for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and Participant therefore grants a full and broad release to Workday, and its Subsidiaries, affiliates, branches, representative offices, shareholders, directors, officers, employees, agents, or legal representatives with respect to any claim that may arise.
Spanish Translation
Términos y Condiciones
Reconocimiento del Plan. Al aceptar las Unidades, el Participante reconoce que ha recibido y revisado una copia del Plan y del Acuerdo. El Participante reconoce, además, que acepta todas las disposiciones del Plan y del Acuerdo. El Participante también reconoce que ha leído y que concretamente aprueba de forma expresa los términos y condiciones establecidos en la Sección 8 (“Naturaleza del Otorgamiento”) del Acuerdo de Acciones Restringidas, que claramente dispone lo siguiente:
(1) La participación del Participante en el Plan no constituye un derecho adquirido;
(2) El Plan y la participación del Participante en el Plan se ofrecen por Workday en su discrecionalidad total;
(3) La participación del Participante en el Plan es voluntaria; y
(4) Workday y sus Subsidiarias no son responsables por ninguna disminución en el valor de las acciones adquiridas al conferir las Unidades de Acciones Restringidas.
Política Laboral y Reconocimiento. Al aceptar las Unidades de Acciones Restringidas, el Participante expresamente reconoce que Workday, con oficinas registradas en Workday, Inc., 6110 Stoneridge Mall Road Pleasanton, California U.S.A., es la única responsable por la administración del Plan y que la participación del Participante en el Plan y la adquisición de Acciones no constituyen una relación de trabajo entre el Participante y Workday, ya que el Participante participa en el Plan en un marco totalmente comercial y Workday Mexico S. de R.L. de C.V. (“Workday Mexico”) es su único patrón. Derivado de lo anterior, el Participante expresamente reconoce que el Plan y los beneficios que pudieran derivar de la participación en el Plan no establecen derecho alguno entre el Participante y el patrón, Workday Mexico, y no forma parte de las condiciones de trabajo y/o las prestaciones otorgadas por Workday Mexico, y que cualquier modificación al Plan o su terminación no constituye un cambio o impedimento de los términos y condiciones de la relación de trabajo del Participante.
Asimismo, el Participante reconoce que su participación en el Plan es resultado de una decisión unilateral y discrecional de Workday; por lo tanto, Workday se reserva el derecho absoluto de modificar y/o terminar la participación del Participante en cualquier momento y sin responsabilidad alguna hacia el Participante.
Finalmente, el Participante por este medio declara que no se reserva ningun derecho o acción que ejercitar en contra de Workday por cualquier compensación o daños y perjuicios en relación de las disposiciones del Plan o de los beneficios derivados del Plan, y por lo tanto, el Participante exime amplia y completamente a Workday, y sus afiliadas, subsidiarias, sucursales, oficinas de representación, accionistas, directores, autoridades, empleados, agentes, o representantes legales de cualquier demanda que pudiera surgir.

NETHERLANDS

There are no country-specific provisions.

NEW ZEALAND

Notifications

Securities Law Information. WARNING: Participant is being granted RSUs to acquire Shares in accordance with the terms of this Agreement and the Plan. The Shares, if issued, will give Participant a stake in the ownership of Workday. Participant may receive a return if dividends are paid.

If Workday runs into financial difficulties and is wound up, Participant will be paid only after all other creditors (including holders of preference shares, if any) have been paid. Participant may lose some or all of Participant’s investment, if any.

New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision.

The usual rules do not apply to this offer because it is made under an employee share purchase scheme. As a result, Participant may not be given all the information usually required. Participant will also have fewer other legal protections for this investment.

Ask questions, read all documents carefully, and seek independent financial advice before committing yourself.

The Shares are quoted on the Nasdaq. This means that if Participant acquires Shares, Participant may be able to sell the Shares on the Nasdaq if there are interested buyers. Participant may get less than he or she invested. The price will depend on the demand for the Shares.

For information on risk factors impacting Workday’s business that may affect the value of the Shares, Participant should refer to the risk factors discussion in Workday’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are filed with the U.S. Securities and Exchange Commission and are available online at www.sec.gov, as well as on Workday’s website at http://www.workday.com/en-us/company/investor-relations/sec-filings.html.

NORWAY

There are no country-specific provisions.

POLAND

Notifications

Exchange Control Information. Polish residents holding foreign securities (including Shares) and maintaining accounts abroad (including any brokerage account) must report information to the National Bank of Poland on transactions and balances of the securities and cash deposited in such accounts if the value of such securities and cash (calculated individually or together with all other assets/liabilities held abroad) exceeds a specified threshold (currently PLN7,000,000). If required, the reports are due on a quarterly basis on special forms available on the website of the National Bank of Poland.

In addition, any transfer of funds in excess of a specified threshold (currently €15,000, but if such transfer is connected with business activity of an entrepreneur, PLN15,000) must be effected through a bank account in Poland. Participant should maintain evidence of such foreign exchange transactions for five years, in case of a request for their production by the National Bank of Poland.

SINGAPORE

Restriction on Sale of Shares. To the extent the RSUs vest within six months of the Date of Grant, Participant may not dispose of the Shares issued upon settlement of the RSUs, or otherwise offer the Shares to the public, prior to the six-month anniversary of the Grant Date, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”) and in accordance with any other applicable provision of the SFA.

Notifications

Securities Law Information. The grant of RSUs under the Plan is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of SFA and are not made with a view to the RSUs or the underlying Shares being subsequently offered for sale to any other party. The Plan has not been, and will not be, lodged or registered as a prospectus with the Monetary Authority of Singapore.

Chief Executive Officer and Director Notification Obligation. The Chief Executive Officer (“CEO”), directors, associate directors or shadow directors of a Singapore Parent or Subsidiary are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify such entity in writing within two business days of any of the following events: (i) the acquisition or disposal of an interest (e.g., RSUs granted under the Plan or Shares) in Workday or any Parent or Subsidiary, (ii) any change in previously-disclosed interests (e.g., sale of Shares), or (iii) becoming a CEO, director, associate director or shadow director of a Parent or Subsidiary in Singapore, if the individual holds such an interest at that time. These notification requirements apply regardless of whether the CEO or directors are residents of or employed in Singapore.

SOUTH AFRICA

Terms and Conditions

Responsibility for Taxes. The following provision supplements Section 7 of the Agreement:

By accepting the RSUs, Participant agrees to immediately notify the Employer of the amount of any gain realized upon vesting of the RSUs. If Participant fails to advise the Employer of the gain realized upon vesting of the RSUs, then he or she may be liable for a fine. Participant will be solely responsible for paying the difference between the actual tax liability and the amount withheld by Workday or the Employer.

Notifications

Securities Law Information.  In compliance with South African securities law, the documents listed below are available for Participant’s review on Workday’s website at https://www.workday.com/en-us/company/investor-relations.html and on Workday’s intranet, respectively:

1.Workday’s most recent annual financial statements; and

2.Workday’s most recent Plan prospectus.

A copy of the above documents will be sent to Participant free of charge on written request to Workday’s Global Stock Administration by logging a People Guide Request in Service Hub.

Participant should carefully read the materials provided before making a decision whether to participate in the Plan.

Exchange Control Information. Participant is solely responsible for complying with applicable South African exchange control regulations. As the exchange control regulations are subject to change, Participant should consult Participant’s legal advisor prior to the acquisition or sale of Shares acquired under the Plan to ensure compliance with current regulations.

SOUTH KOREA

Notifications

Foreign Asset/Account Reporting Information. Korean residents must declare all foreign financial accounts (i.e., non-Korean bank accounts, brokerage accounts, etc.) to the Korean tax authority and file a report with respect to such accounts if the monthly balance of such accounts exceeds KRW 500 million (or an equivalent amount in foreign currency) on any month-end date during a calendar year.

SPAIN

Terms and Conditions

Nature of Grant. This provision supplements Section 8 of the Agreement:

By accepting the RSUs, Participant consents to participating in the Plan and acknowledges that he or she has received a copy of the Plan.

Participant understands that Workday has unilaterally, gratuitously and discretionally decided to grant RSUs to acquire Shares under the Plan to individuals who may be Employees, Consultants, Directors or Non-Employee Directors of Workday or any Parent or Subsidiary throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind Workday or any Parent or Subsidiary. Consequently, Participant understands that the RSUs are granted on the assumption and condition that the RSUs and any Shares acquired at vesting of the RSUs are not part of any employment or service agreement (either with Workday or any Parent or Subsidiary) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever.

In addition, Participant understands that the RSUs would not be granted to Participant but for the assumptions and conditions referred to herein; thus, Participant acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of or right to RSUs shall be null and void.

Further, Participant acknowledges, understands and agrees that Participant will not be entitled to continue vesting in any RSUs once Participant’s employment or service Terminates. This will be the case, for example, even in the event of a Termination of a Participant by reason of, including, but not limited to: resignation, retirement, disciplinary dismissal ajudged to be with cause or adjudged/recognized to be without good cause (i.e., subject to a “despido improcedente”), individual or collective dismissal on objective grounds, whether adjudged and/or recognized to be with or without cause, material modification of the terms of employment or service under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statue, Article 50 of the Workers’ Statue, unilateral withdrawal by the Employer, and under Article 10.3 of Royal Decree 1382/1985.

Notifications

Securities Law Information. The RSUs do not qualify under Spanish law as securities. No “offer to the public,” as defined under Spanish Law, has taken place or will take place in the Spanish territory. The Plan, this Agreement and any other RSU grant documents have not been nor will they be registered with the Comisión Nacional del Mercado de Valores (Spanish Securities Exchange Commission), and do not constitute a public offering prospectus.

Exchange Control Information. Participant must declare the acquisition, ownership and sale of Shares to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”) of the Ministry of Economy and Competitiveness for statistical purposes. Generally, the declaration must be filed in January for Shares owned as of December 31 of the prior year on a Form D-6; however, if the value of the Shares purchased under the Plan or sold exceeds €1,502,530, the declaration must be filed within one month of the acquisition or sale, as applicable.

Further, Participant is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), any foreign instruments (e.g., Shares) and any transactions with non-Spanish residents (including any payments of cash or Shares made to Participant by Workday or any U.S. brokerage account) if the balances in such accounts together with the value of such instruments as of December 31, or the volume of transactions with non-Spanish residents during the prior or current year, exceeds €1,000,000.

Foreign Asset/Account Reporting Information. To the extent Participant holds assets (e.g., cash or Shares held in a bank or brokerage account) outside Spain with a value in excess of €50,000 per type of asset (e.g., cash or Shares) as of December 31 each year, Participant is required to report information on such rights and assets on his or her tax return for such year. After such rights or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000. The reporting must be completed by March 31 following the end of the relevant tax year.

SWEDEN

Terms and Conditions

Authorization to Withhold. This provision supplements Section 7 of the Agreement.

Without limiting Workday’s and the Employer’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 7 of the Agreement, in accepting the grant of RSUs, Participant authorizes Workday and/or the Employer to withhold Shares or to sell Shares otherwise deliverable to Participant upon vesting/settlement to satisfy Tax-Related Items, regardless of whether Workday and/or the Employer have an obligation to withhold such Tax-Related Items.

SWITZERLAND

Notifications

Securities Law Information. The grant of the RSUs is not intended to be publicly offered in or from Switzerland. Neither this document nor any other materials relating to the RSUs constitutes a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, and neither this document nor any other materials relating to the RSUs may be publicly distributed nor otherwise made publicly available in Switzerland. Further, neither this document nor any other offering or marketing material relating to the grant of RSUs have been or will be filed with, approved or supervised by the Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).

THAILAND

Notifications

Exchange Control Information. Participant must repatriate the proceeds from the sale of Shares and any cash dividends received in relation to the Shares to Thailand immediately upon receipt if the amount of such proceeds received in a single transaction is US$50,000 or more. Participant must then either convert the funds to Thai Baht or deposit the proceeds in a foreign currency deposit account maintained by a bank in Thailand within 360 days of remitting the proceeds to Thailand. If the amount of the proceeds is equal to or greater than US$50,000, Participant must specifically report the inward remittance to the Bank of Thailand on a Foreign Exchange Transaction Form.

If Participant does not comply with this obligation, Participant may be subject to penalties assessed by the Bank of Thailand. Because exchange control regulations change frequently and without notice, Participant should consult a legal advisor before selling Shares to ensure compliance with current regulations. It is Participant’s responsibility to comply with exchange control laws in Thailand, and neither Workday nor the Employer will be liable for any fines or penalties resulting from Participant’s failure to comply with applicable laws.

UNITED KINGDOM

Terms and Conditions

The following terms and conditions apply only if Participant is an Employee. No grants under this Agreement will be made to Consultants or Directors resident in the United Kingdom.

Settlement. This provision supplements Section 2 of the Agreement:

Notwithstanding any discretion set forth in Section 9.1 of the Plan, the RSUs are payable in Shares only, and a grant of RSUs does not provide any right for Participant to receive a cash payment or a combination of a cash payment and Shares.

Responsibility for Taxes. This provision supplements Section 7 of the Agreement:

Without limitation to Section 7 of the Agreement, Participant agrees that Participant is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by Workday or the Employer or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). Participant also agrees to indemnify and keep indemnified Workday and the Employer against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on Participant’s behalf.

Notwithstanding the foregoing, if Participant is a director or executive officer of Workday (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply. In the event that Participant is a director or executive officer and income tax is not collected from or paid by Participant within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute a benefit to Participant on which additional income tax and national insurance contributions (“NICs”) may be payable. Participant understands that Participant will be responsible for reporting any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying Workday or the Employer (as applicable) for the value of any employee NICs due on this additional benefit, which Workday or the Employer may obtain from Participant by any of the means referred to in the Plan or Section 7 of the Agreement.

WORKDAY, INC.
2012 EQUITY INCENTIVE PLAN
PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT

The Compensation Committee of the Board of Directors (the “Committee”) of Workday, Inc. (“Workday”) has granted to Participant a Performance Restricted Stock Unit Award (“PRSU”) under Workday’s 2012 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, the terms defined in the Plan will have the same defined meanings in this Performance Restricted Stock Unit Award Agreement (the “Agreement”) and the electronic representation of the Notice of Performance Restricted Stock Unit Award established and maintained by Workday or a third party designated by Workday (the “Notice”). The PRSU is subject to the terms, restrictions and conditions of the Plan, the Notice and this Agreement, including any applicable country-specific provisions in the appendix attached hereto (the “Appendix”), which constitutes part of this Agreement.
1. Terms. The number of PRSUs provided by the Award, the Date of Grant and the applicable Vesting Period(s) are set forth in the Notice. Subject to the limitations set forth in this Agreement, the Notice and the Plan, Participant’s PRSU will vest at the end of the applicable Vesting Period(s) provided that all of the following performance objective(s) are achieved by the fiscal year ended January 31, 2020 (the “Performance Conditions”) and subject to Participant's continuous provision of services through the end of the applicable Vesting Periods(s): (1) Workday revenue of at least $3.6 billion, (2) a non-GAAP operating profit of 12.3%, (3) a customer satisfaction rate of at least 95%; and (4) lead the enterprise software industry in machine learning with two application initiatives based on the Workday ML Foundation and accompanying compliance framework: a) App Initiative 1: Workday Assistant, b) App Initiative 2: Workday Talent Marketplace.
2. Settlement. Settlement of PRSUs will be made within 30 days following the applicable date of vesting under the Vesting Period(s) set forth in the Notice provided that the Performance Conditions are met. Settlement of PRSUs will be in Shares. No fractional PRSUs or rights for fractional Shares will be created pursuant to this Agreement.
3. No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested PRSUs, Participant will have no ownership of the Shares allocated to the PRSUs and will have no right to dividends or to vote such Shares.
4. Dividend Equivalents. Dividends, if any (whether in cash or Shares), will not be credited to Participant.
5. Non-Transferability of PRSUs. The PRSUs and any interest therein will not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of in any manner other than by will or by the laws of descent or distribution or by court order or unless otherwise permitted by the Committee on a case-by-case basis.
6. Termination. If Participant’s service Terminates for any reason, all unvested PRSUs will be forfeited to Workday forthwith, and all rights of Participant to such PRSUs will immediately terminate (unless determined otherwise by the Committee). Participant acknowledges and agrees that the Vesting Period(s) may change prospectively in the event Participant’s service status changes between full- and part-time and/or in the event Participant is on a leave of absence, in accordance with Workday policies relating to work schedules and vesting of Awards or as determined by the Committee. In case of any dispute as to whether Termination has occurred, the Committee will have sole discretion to determine whether such Termination has occurred and the effective date of such Termination (including whether Participant may still be considered to be providing services while on an approved leave of absence).

7. Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by Workday or, if different, Participant’s employer (the “Employer”) the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount, if any, actually withheld by Workday or the Employer. Participant further acknowledges that Workday and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the PRSUs, including, but not limited to, the grant, vesting or settlement of the PRSUs and the subsequent sale of Shares acquired pursuant to such settlement; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the PRSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that Workday and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. PARTICIPANT SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN THE COUNTRY OR COUNTRIES IN WHICH PARTICIPANT RESIDES OR IS SUBJECT TO TAXATION.
Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to Workday and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes Workday and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items, if any, by one or a combination of the following:
(i)withholding from Participant’s wages or other cash compensation paid to Participant by Workday and/or the Employer; or
(ii)withholding from proceeds of the sale of Shares acquired upon settlement of the PRSUs either through a voluntary sale or through a mandatory sale arranged by Workday (on Participant’s behalf pursuant to this authorization without further consent); or
(iii)withholding in Shares to be issued upon settlement of the PRSUs; or
(iv)any other arrangement approved by the Committee.
Notwithstanding the foregoing, if Participant is subject to Section 16 of the Exchange Act, Workday will satisfy the obligations with regard to all Tax-Related Items by withholding in Shares to be issued upon settlement of the PRSUs, unless the use of such withholding method is problematic under applicable laws or has materially adverse accounting consequences, in which case Participant may elect to (A) have Workday or the Employer withhold from Participant’s wages or other cash compensation paid to Participant by Workday and/or the Employer, or (B) have Workday withhold from proceeds of the sale of Shares acquired upon settlement of the PRSUs, either through a voluntary sale or through a mandatory sale arranged by Workday (on Participant’s behalf pursuant to this authorization).
Workday may withhold or account for Tax-Related Items by considering applicable statutory withholding amounts or other applicable withholding rates in Participant’s jurisdiction(s), including maximum rates applicable in Participant’s jurisdiction(s), in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested PRSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. The Fair Market Value of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the Tax-Related Items withholding.

Finally, Participant agrees to pay to Workday or the Employer any amount of Tax-Related Items that Workday or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. Workday may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.
8. Nature of Grant. By accepting the PRSUs (whether in writing, electronically or otherwise), Participant acknowledges, understands and agrees that:
(a)the Plan is established voluntarily by Workday, it is discretionary in nature and it may be modified, amended, suspended or terminated by Workday at any time, to the extent permitted by the Plan;
(b)the grant of the PRSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of PRSUs, or benefits in lieu of PRSUs, even if PRSUs have been granted in the past;
(c)all decisions with respect to future PRSU or other grants, if any, will be at the sole discretion of Workday;
(d)the PRSU grant and Participant’s participation in the Plan will not create a right to employment or be interpreted as forming or amending an employment or services contract with Workday, the Employer or any Parent or Subsidiary;
(e)Participant is voluntarily participating in the Plan;
(f)the PRSUs and the Shares subject to the PRSUs are not intended to replace any pension rights or compensation;
(g)the PRSUs and the Shares subject to the PRSUs, and the income from and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar mandatory payments;
(h)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(i)no claim or entitlement to compensation or damages will arise from forfeiture of the PRSUs resulting from (1) the application of any compensation recovery or clawback policy adopted by Workday or otherwise required by law, or (2) Participant’s Termination;
(j)unless otherwise provided in the Plan or by Workday in its discretion, the PRSUs and the benefits evidenced by this Agreement do not create any entitlement to have the PRSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Shares;
(k) unless otherwise agreed with Workday, the PRSUs and the underlying Shares, and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Subsidiary; and
(l)the following provisions apply only if Participant is providing services outside the United States:
(i)the PRSUs and the Shares subject to the PRSUs are not part of normal or expected compensation or salary for any purpose;

(ii)neither Workday, the Employer nor any Parent or Subsidiary will be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the PRSUs or of any amounts due to Participant pursuant to the settlement of the PRSUs or the subsequent sale of any Shares acquired upon settlement.
9. No Advice Regarding Grant. Workday is not providing any tax, legal or financial advice, nor is Workday making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
10. Data Privacy.
(a)Data Collection and Usage. Workday and any Parent or Subsidiary, including the Employer, may collect, process and use certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, email address, date of birth, social insurance, passport or other identification number, salary, nationality, job title, any Shares or directorships held in Workday, details of all PRSUs or any other entitlement to Shares or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is Participant’s consent.
(b)Stock Plan Administration Service Providers. Workday transfers Data to Morgan Stanley Smith Barney LLC and its affiliated companies (collectively, “Morgan Stanley”), an independent service provider based in the United States, which is assisting Workday with the implementation, administration and management of the Plan. Workday may select a different service provider or additional service providers and share Data with such other provider(s) serving in a similar manner. Participant may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.
(c)International Data Transfers. Workday and its service providers are based in the United States. Participant’s country or jurisdiction may have different data privacy laws and protections than the United States. For example, the European Commission has issued a limited adequacy finding with respect to the United States that applies only to the extent companies register for the EU-U.S. Privacy Shield program. Workday’s legal basis, where required, for the transfer of Data is Participant’s consent.
(d)Data Retention. Workday will hold and use Data only as long as is necessary to implement, administer and manage Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax and security laws.
(e)Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and Participant is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, Participant’s salary from or employment and career with the Employer will not be affected; the only consequence of refusing or withdrawing Participant’s consent is that Workday would not be able to grant PRSUs or other equity awards to Participant or administer or maintain such awards.

(f)Data Subject Rights. Participant may have a number of rights under data privacy laws in Participant’s jurisdiction. Depending on where Participant is based, such rights may include the right to (i) request access or copies of Data Workday processes, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on processing of Data, (v) portability of Data, (vi) lodge complaints with competent authorities in Participant’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, Participant can contact his or her local human resources representative.
By accepting the PRSUs and indicating consent via Workday’s acceptance procedure, Participant is declaring that he or she agrees with the data processing practices described herein and consents to the collection, processing and use of Data by Workday and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.
Finally, Participant understands that Workday may rely on a different legal basis for the processing or transfer of Data in the future and/or request Participant to provide another data privacy consent. If applicable and upon request of Workday or the Employer, Participant agrees to provide an executed acknowledgment or data privacy consent form (or any other agreements or consents) that Workday and/or the Employer may deem necessary to obtain from Participant for the purpose of administering his or her participation in the Plan in compliance with the data privacy laws in Participant’s country, either now or in the future. Participant understands and agrees that he or she will not be able to participate in the Plan if he or she fails to provide any such acknowledgement, agreement or consent requested by Workday and/or the Employer.
11. Language. Participant acknowledges and represents that he or she is proficient in the English language or has consulted with an advisor who is sufficiently proficient in English, as to allow Participant to understand the terms of this Agreement, including the Appendix and any other documents related to the Plan. If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
12. Appendix. Notwithstanding any provisions in this Agreement, the PRSU grant will be subject to any special terms and conditions set forth in any appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Participant, to the extent Workday determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
13. Imposition of Other Requirements. Workday reserves the right to impose other requirements on Participant’s participation in the Plan, on the PRSUs and on any Shares acquired under the Plan, to the extent Workday determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
14. Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement will not be construed as a waiver of any rights of such party.

15. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by Workday and Participant with all applicable U.S. and non-U.S. local, state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which Workday’s Common Stock may be listed or quoted at the time of such issuance or transfer.
16. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision will be excluded from this Agreement, (ii) the balance of this Agreement will be interpreted as if such provision were so excluded and (iii) the balance of this Agreement will be enforceable in accordance with its terms.
17. Governing Law and Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

Any and all disputes relating to, concerning or arising from this Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Agreement, will be brought and heard exclusively in the United States District Court for the District of Delaware or the Delaware Superior Court, New Castle County. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.

18. No Rights as Employee, Director or Consultant. Nothing in this Agreement will affect in any manner whatsoever the right or power of Workday, or a Parent or Subsidiary of Workday, to terminate Participant’s service, for any reason, with or without Cause.

19. Insider Trading / Market Abuse Laws. Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including, but not limited to, the United States and, if different, Participant’s country, which may affect Participant’s ability to accept, acquire, sell or otherwise dispose of Shares, rights to Shares (e.g., Restricted Stock Units) or rights linked to the value of Shares under the Plan during such times as Participant is considered to have “inside information” regarding Workday (as defined by the laws in the applicable jurisdictions). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Workday insider trading policy. Neither Workday nor any Parent or Subsidiary will be responsible for such restrictions or liable for the failure on Participant’s part to know and abide by such restrictions. Participant should consult with his or her own personal legal advisers to ensure compliance with local laws.
20. Foreign Asset/Account Reporting Requirements and Exchange Controls. Participant acknowledges that his or her country may have certain foreign asset and/or foreign account reporting requirements and exchange controls which may affect Participant’s ability to acquire or hold Shares purchased under the Plan or cash received from participating in the Plan (including from any dividends paid on or sales proceeds arising from the sale of Shares acquired under the Plan) in a brokerage or bank account outside Participant’s country. Participant may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. Participant also may be required to repatriate sale proceeds or other funds received as a result of his or her participation in the Plan to Participant’s country through a designated bank or broker within a certain time after receipt. Participant acknowledges that it is Participant’s responsibility comply with such regulations, and Participant should consult a personal legal advisor for any details.

21. Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment will not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from Workday or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral will only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment will be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.

22. Award Subject to Workday Clawback or Recoupment. To the extent permitted by applicable law, the PRSUs will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other Service that is applicable to Participant. In addition to any other remedies available under such policy and applicable law, Workday may require the cancellation of Participant’s PRSUs (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s PRSUs.

23. Acknowledgment; Consent to Electronic Delivery of All Plan Documents and Disclosures. By Participant’s acceptance (whether in writing, electronically or otherwise) of the Notice, Participant and Workday agree that the PRSUs are granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Plan prospectus, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Plan prospectus, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify Workday upon any change in Participant’s residence address.

By acceptance of the PRSUs, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by Workday or a third party designated by Workday and consents to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of Workday, and all other documents that Workday is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the PRSUs and current or future participation in the Plan. Electronic delivery may include the delivery of a link to a Workday intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at Workday’s discretion. Participant acknowledges that Participant may receive from Workday a paper copy of any documents delivered electronically at no cost if Participant contacts Workday by telephone, through a postal service or electronic mail at Stock Administration. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to Workday or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying Workday of such revised or revoked consent by telephone, postal service or electronic mail through Stock Administration. Finally, Participant understands that Participant is not required to consent to electronic delivery.

By accepting (whether in writing, electronically or otherwise) the PRSUs, Participant acknowledges and agrees to the following:

Participant understands that Participant’s employment or consulting relationship or service with Workday or a Parent or Subsidiary is for an unspecified duration, can be terminated at any time (i.e., is at will), except where otherwise prohibited by applicable law and that nothing in this Agreement, the Notice or the Plan changes the nature of that relationship. Participant acknowledges that the vesting of the PRSUs pursuant to this Agreement is earned only by continuing service as an Employee, Director or Consultant of Workday or Parent or Subsidiary. Participant also understands that this Agreement is subject to the terms and conditions of both the Notice and the Plan, both of which are incorporated herein by reference. Participant has read the Agreement, the Notice and the Plan. By accepting the PRSUs, Participant consents to the electronic delivery as set forth in this Agreement.

WORKDAY, INC.
By: Aneel Bhusri
Title: Co-founder, Chief Executive Officer and Director

APPENDIX
WORKDAY, INC.
2012 EQUITY INCENTIVE PLAN
PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT

COUNTRY SPECIFIC PROVISIONS FOR EMPLOYEES OUTSIDE THE U.S.

Terms and Conditions

This Appendix includes additional terms and conditions that govern the PRSUs granted to Participant under the Plan if Participant resides and/or works in one of the countries below. This Appendix forms part of the Agreement. Any capitalized term used in this Appendix without definition will have the meaning ascribed to it in the Notice, the Agreement or the Plan, as applicable.

If Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, or Participant transfers employment and/or residency between countries after the Date of Grant, Workday will, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to Participant under these circumstances.

Notifications

This Appendix also includes information relating to exchange control, foreign asset/account reporting requirements and other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of September 2019. Such laws are often complex and change frequently. As a result, Participant should not rely on the information herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time that Participant vests in the PRSUs or sells Shares acquired under the Plan.

In addition, the information is general in nature and may not apply to Participant’s particular situation, and Workday is not in a position to assure Participant of any particular result. Accordingly, Participant should seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, or Participant transfers employment and/or residency after the Date of Grant, the information contained herein may not apply to Participant in the same manner.

AUSTRALIA
Terms and Conditions

Australia Class Order Exemption. The offer of the PRSUs is intended to comply with the provisions of the Corporations Act 2001, Australian Securities & Investments Commission (“ASIC”) Regulatory Guide 49 and ASIC Class Order CO 14/1000. Additional details are set forth in the Offer Document for the offer of Restricted Stock Units to Australian Resident Employees, which is provided to Participant with this Agreement.

Notifications

Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to the conditions in the Act).

AUSTRIA

Notifications

Exchange Control Information. If Participant holds securities (including Shares acquired under the Plan) or cash (including proceeds from the sale of Shares) outside of Austria, Participant will be required to report certain information to the Austrian National Bank as follows: (i) on a quarterly basis if the value of the Shares as of the last day of any given quarter exceeds €30,000,000; and (ii) on an annual basis if the value of the shares as of December 31 exceeds €5,000,000. The deadline for filing the annual report is January 31 of the following year.

In addition, when the Shares are sold or a dividend is received, Participant may be required to comply with certain exchange control obligations if the cash proceeds from the sale are held outside of Austria. If the transaction volume of all accounts abroad meets or exceeds €10,000,000, the movement and balances of all accounts must be reported monthly, as of the last day of the month, on or before the fifteenth day of the following month on the prescribed form (Meldungen SI-Forderungen und/oder SI-Verpflichtungen).

BELGIUM

Notifications

Foreign Asset/Account Reporting Information. If Participant is a Belgian resident, Participant is required to report any securities (e.g., Shares acquired under the Plan) or bank account (including any brokerage account Participants holds at Morgan Stanley or other stock plan service provider as may be selected by Workday in the future) held outside Belgium on Participant’s annual tax return. In a separate report, Belgian residents are required to provide the National Bank of Belgium with the account details of any such foreign accounts (including the account number, bank name and country in which any such account was opened). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be.

CANADA

Terms and Conditions

Vesting/Termination. This provision supplements Sections 1 and 6 of the Agreement:

For purposes of the Award, the Participant’s employment relationship will be considered terminated as of the date that is the earlier of (i) the date of the Participant’s termination, (ii) the date the Participant receives notice of termination, or (iii) the date the Participant is no longer actively providing services and will not be extended by any notice period (e.g., active service would not include any contractual notice period or any period of “garden leave” or similar period mandated under Canadian laws or the terms of the Participant’s employment agreement, if any); in the event that the date the Participant is no longer actively providing services cannot be reasonably determined under the terms of this Agreement and the Plan, the Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the PRSUs (including whether the Participant may still be considered to be providing services while on a leave of absence).

Settlement.

This provision supplements Section 2 of the Agreement:

Notwithstanding any discretion set forth in Section 9.1 of the Plan, the PRSUs are payable in Shares only, and a grant of PRSUs does not provide any right for Participant to receive a cash payment or a combination of a cash payment and Shares.

The following provisions apply to Participants in Quebec:

Data Privacy. The following provision supplements Section 10 of the Agreement.

Participant hereby authorizes Workday and Workday’s representatives to discuss and obtain all relevant information from all personnel, professional or non-professional, involved with the administration of the Plan. Participant further authorizes Workday, the Employer and/or any other Parent or Subsidiary to disclose and discuss such information with their advisors. Participant also authorizes Workday, the Employer and/or any other Parent or Subsidiary to record such information and to keep such information in Participant’s employment file.

Language Consent to Receive Information in English for Quebec Participants. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement Relatif à la Langue Utilisée. Les parties reconnaissent avoir exigé que cette convention [“Agreement”], ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Notifications

Securities Law Information. Participant understands he or she is permitted to sell Shares acquired through the Plan through the designated broker appointed under the Plan, if any, provided the resale of Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed. The Shares are currently listed on the Nasdaq Global Select Market (the “Nasdaq”).

Foreign Asset/Account Reporting Information. Canadian residents are required to report foreign specified property, including Shares and rights to receive Shares (e.g., PRSUs), on form T1135 (Foreign Income Verification Statement) if the total cost of the foreign specified property exceeds C$100,000 at any time during the year. PRSUs must be reported (generally, at a nil cost) if the C$100,000 cost threshold is exceeded because of other foreign specified property held by Participant. When Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB would ordinarily equal the fair market value of the Shares at the time of acquisition, but if Participant owns other Shares, this ACB may have to be averaged with the ACB of the other Shares.

CHINA

Terms and Conditions

The following provisions govern Participant’s participation in the Plan only if Participant is subject to exchange control restrictions in the People’s Republic of China (“China”), as determined by Workday in its sole discretion.

Vesting and Settlement Conditions. This section supplements Sections 1 and 2 of the Agreement:

Workday is under no obligation to vest PRSUs or issue Shares unless and until its registration application is approved by the Chinese State Administration of Foreign Exchange (“SAFE”). Further, at Workday’s discretion, PRSUs will not vest and Shares will not be issued if, at the time Participant’s PRSUs are otherwise scheduled to vest, the SAFE registration has become invalid or ceased to be effective for any reason. Further, PRSUs will not vest and the underlying Shares will not be issued unless and until Workday determines that such vesting and issuance of Shares complies with all relevant laws and regulations.

Required Sale of Shares. Due to exchange control laws in China, Workday may require that any Shares acquired upon the vesting and settlement of PRSUs be immediately sold. Workday is authorized to instruct Morgan Stanley or such other broker as may be selected by Workday to assist with the mandatory sale of such Shares (on Participant’s behalf pursuant to this authorization), and Participant expressly authorizes such broker to complete the sale of such Shares. In this regard, Participant agrees to sign any agreements, forms and/or consents that may be reasonably requested by Workday (or Workday’s designated broker) to effectuate the sale of the Shares (including, without limitation, with respect to the transfers of the proceeds and other exchange control matters noted below) and otherwise cooperate with Workday on such matters, provided Participant will not be permitted to exercise any influence over how, when or whether the sales occur. Participant acknowledges that Morgan Stanley or such other designated broker as may be selected by Workday is under no obligation to arrange for the sale of the Shares at any particular price.

Alternatively, if Workday, in its discretion, does not exercise its right to require the automatic sale of Shares issuable upon vesting of the PRSUs, as described in the preceding paragraph, any Shares acquired by Participant under the Plan must be sold no later than six months from the date of Termination, or within any other such time frame as may be permitted by Workday or required by SAFE. Any Shares acquired by Participant under the Plan that have not been sold within six months of the date of Termination shall be automatically sold by Morgan Stanley or such other broker as may be selected by Workday pursuant to this authorization and subject to the terms of the preceding paragraph. Upon the sale of the Shares, Workday agrees to pay the cash proceeds from the sale (less any applicable Tax-Related Items, brokerage fees and commissions) to Participant in accordance with applicable exchange control laws and regulations including, but not limited to, the restrictions set forth under the “Exchange Control Restrictions” section immediately below.

Exchange Control Requirements. Participant understands and agrees that, due to exchange control laws in China, Participant will be required to immediately repatriate to China the cash proceeds from the sale of Shares or any dividends paid on such Shares. Participant further understands that, under local law, such repatriation of the cash proceeds will need to be effected through a special exchange control account established by Workday, the Employer or another Subsidiary, and Participant hereby consents and agrees that the proceeds from the sale of Shares will be transferred to such special account prior to being delivered to Participant. Participant also understands that Workday will deliver the proceeds to Participant as soon as possible, but there may be delays in distributing the funds to Participant due to exchange control requirements in China. The proceeds may be paid in U.S. dollars or local currency, at Workday’s discretion. If the proceeds are paid in U.S. dollars, Participant understands that Participant may be required to open a U.S. Dollar bank account in China into which the proceeds can be deposited. If the proceeds are converted to local currency, Participant acknowledges that Workday is under no obligation to secure any particular currency conversion rate, and that it may face delays in converting the proceeds to local currency. Participant will bear the risk of any currency conversion rate fluctuation between the date that the Shares are sold and the date of conversion of the proceeds to local currency. Participant must comply with any other requirements imposed by Workday in the future in order to facilitate compliance to the exchange control requirements in China.

CZECH REPUBLIC

Notifications

Exchange Control Information. Upon request of the Czech National Bank, Participant may be required to file a report in connection with the PRSUs and the opening and maintenance of a foreign account. However, because exchange control regulations change frequently and without notice, Participant should consult with his or her personal advisor before vesting of the PRSUs and before opening any foreign accounts in connection with the PRSUs to ensure compliance with current regulations. Participant is responsible for complying with applicable Czech exchange control laws.

DEMARK

Terms and Conditions

Danish Stock Option Act. Participant acknowledges that he or she has received the Employer Statement in Danish which sets forth additional information about the PRSUs to the extent that the Danish Stock Option Act (the “Act”) applies.

Participant understands that the Act only applies to “employees” as that term is defined in Section 2 of the Act. If Participant is a member of the registered management of a Parent or Subsidiary in Denmark or otherwise does not satisfy the definition of employee, he or she is not subject to the Act and the Employer Statement will not apply to him or her.

Further, the Act has been revised with effect from 1 January 2019. As a result of the amendments, the termination provision under the Plan will apply to any PRSUs granted after 1 January 2019. The relevant termination provisions are detailed in the Plan and the Employer Statement.

Nature of Grant. The following provision supplements Section 8 of the Agreement:

By accepting the PRSUs, Participant acknowledges, understands and agrees that this grant relates to future services to be performed and is not a bonus or compensation for past services.

Notifications

Foreign Asset/Account Reporting Information. If the Participant establishes an account holding Shares or cash outside Denmark, the Participant must report the account to the Danish Tax Administration. The form may be obtained from a local bank.

FINLAND

There are no country-specific provisions.

FRANCE

Terms and Conditions

Language Consent. By accepting the PRSUs, Participant confirms having read and understood the Plan and this Agreement, which were provided in the English language. Participant accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisée. En acceptant ces Droits sur des Actions Assujetties à des Restrictions [“PRSUs”], le Participant confirme avoir lu et compris le Plan et le présent Contrat d’Attribution qui ont été transmis en langue anglaise. Le Participant accepte les termes et conditions de ces documents en connaissance de cause.

Notifications

Foreign Asset/Account Reporting Information. If Participant holds securities (including Shares purchased under the Plan) or maintains a foreign bank account, Participant is required to report these to the French tax authorities when filing Participant’s annual tax return.

GERMANY

Notifications

Exchange Control Information. Cross border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank). Participant understands that in the event he or she receives a payment in excess of this amount in connection with the sale of securities (including Shares acquired under the Plan), Participant must report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).

Foreign Asset/Account Reporting Information. If Participant’s acquisition of Shares under the Plan leads to a so-called qualified participation at any point during the calendar year, Participant will need to report the acquisition when he or she files his or her tax return for the relevant year. A qualified participation is attained if (i) the value of the Shares acquired exceeds EUR 150,000 or (ii) in the unlikely event that Participant holds Shares exceeding 10% of the total capital of Workday. However, if the Shares are listed on a recognized U.S. stock exchange and Participant owns less than 1% of Workday, this requirement will not apply to him or her. If applicable, Participant will be responsible for obtaining the appropriate form from a German federal bank and complying with the reporting obligations.

GREECE

There are no country-specific provisions.

HONG KONG

Terms and Conditions

Securities Law Information. WARNING: The grant of the PRSUs under the Plan and the Shares subject to the PRSUs do not constitute a public offer of securities under Hong Kong law and are available only to employees of Workday, its Subsidiaries and any Parent. This Agreement and the Plan and any other incidental communication materials distributed in connection with the Plan (i) have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong, (ii) have not been reviewed by any regulatory authority in Hong Kong, and (iii) are intended only for the personal use of eligible employees of Workday, its Subsidiaries and any Parent, and may not be distributed to any other person.

Participant is advised to exercise caution in relation to the right to acquire Shares. If Participant is in any doubt about any of the contents of this Agreement, the Plan or any other incidental communication materials distributed in connection with the Plan, Participant should obtain independent professional advice.

Sale of Shares. By accepting the PRSUs, Participant agrees that in the event Shares are issued in respect of the PRSUs within six months of the Date of Grant, Participant will not dispose of any Shares acquired prior to the six-month anniversary of the Date of Grant.

INDIA
Notifications

Exchange Control Information. Participants resident in India are required to repatriate to India any funds received under the Plan within such period of time prescribed under applicable Indian exchange control regulations, as may be amended from time to time. Upon repatriation, a foreign inward remittance certificate (“FIRC”) will be issued by the bank where the foreign currency is deposited. The FIRC should be retained as evidence of the repatriation of funds in the event the Reserve Bank of India or the Employer requests proof of repatriation. It is Participant’s responsibility to comply with applicable exchange control laws in India.

Foreign Asset/Account Reporting Information. Indian residents must declare the following items in their annual tax returns: (i) any foreign assets held (including Shares acquired under the Plan), and (ii) any foreign bank accounts for which the resident has signing authority. It is Participant’s responsibility to comply with applicable tax laws in India. Participant should consult with a personal tax advisor to ensure proper reporting of foreign assets and bank accounts.

INDONESIA
Terms and Conditions
Language Consent. By accepting the Award, Participant (i) confirms having read and understood these documents provided in the English language, (ii) accepts the terms of these documents accordingly, and (iii) agrees not to challenge the validity of these documents based on Law No. 24 of 2009 on National Flag, Language, Coat of Arms and National Anthem or the implementing Presidential Regulation (when issued).
Persetujuan dan Pemberitahuan Bahasa. Dengan menerima Penghargaan ini, (i) anda mengkonfirmasi bahwa anda telah membaca dan mengerti isi dokumen yang terkait dengan pemberian Penghargaan ini (yaitu Rencana dan Perjanjian Opsi Saham) yang disediakan untuk anda dalam bahasa Inggris, (ii) anda menerima persyaratan di dalam dokumen-dokumen tersebut, dan (iii) anda setuju bahwa anda tidak akan mengajukan keberatan atas keberlakuan dari dokumen ini berdasarkan Undang-Undang No. 24 tahun 2009 tentang Bendera, Bahasa dan Lambang Negara serta Lagu Kebangsaan atau peraturan pelaksana dari Peraturan Presiden (ketika diterbitkan nantinya).

Notifications
Exchange Control Information. Foreign exchange activity is subject to certain reporting requirements. For foreign currency transactions exceeding USD 25,000, the underlying document of that transaction will have to be submitted to the relevant local bank. If Participant repatriates funds (e.g., proceeds from the sale of Shares) into Indonesia, the Indonesian bank through which the transaction is made will submit a report of the transaction to the Bank of Indonesia.
For transactions of USD 10,000 or more (or its equivalent in other currency), a more detailed description of the transaction must be included in the report and Participant may be required to provide information about the transaction to the bank in order to complete the transaction.

IRELAND

Notifications

Director Notification Requirement. If Participant is a director, shadow director or secretary of an Irish Parent or Subsidiary, Participant must notify the Irish Parent or Subsidiary in writing upon (i) receiving or disposing of an interest in Workday (e.g., PRSUs, Shares, etc.), (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time, in each case if the interest represents more than 1% of Workday’s share capital or voting rights. This notification requirement also applies with respect to the interests of any spouse or minor children (whose interests will be attributed to the director, shadow director or secretary).

ITALY

Terms and Conditions

Plan Document Acknowledgement. Participant acknowledges that by accepting the PRSUs, Participant has been given access to the Plan document, have reviewed the Plan and this Agreement in their entirety and fully understand and accept all provisions of the Plan and this Agreement. Further, Participant acknowledges that he or she has read and expressly approves the following sections of the Agreement: Section 1. Terms; Section 2. Settlement; Section 4. Dividend Equivalents; Section 6. Termination; Section 7. Responsibility for Taxes; Section 8. Nature of Grant; Section 9. No Advice Regarding Grant; Section 10. Data Privacy; Section 11. Language; Section 13. Imposition of Other Requirements; Section 17. Governing Law and Venue; Section 18. No Rights as Employee, Director or Consultant; and Section 23 Acknowledgement; Consent to Electronic Delivery of All Plan Documents and Disclosures.

Notifications

Foreign Asset/Account Reporting Information. Participant understands that if Participant is an Italian resident and at any time during the fiscal year Participant holds foreign financial assets (including cash and Shares) which may generate income taxable in Italy, Participant is required to report these assets on Participant’s annual tax return (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations will also apply to Italian residents who are the beneficial owners of foreign financial assets, even if Participant does not directly hold investments abroad or foreign assets.

JAPAN
Notifications

Foreign Asset/Account Reporting Information.  Participant understands that if Participant holds assets outside of Japan (e.g., Shares acquired under the Plan) with a total net fair market value exceeding ¥50,000,000 (or an equivalent amount in foreign currency) as of December 31 each year, Participant is required to report the details of such assets to the Japanese tax authorities by March 15th of the following year. Participant acknowledges that he or she should consult with Participant’s personal tax advisor to determine Participant’s personal reporting obligations.

LATVIA

There are no country-specific provisions.

MALAYSIA

Terms and Conditions

Data Privacy. The following provision replaces Section 10 of the Agreement:

Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other PRSU grant materials by and among, as applicable, Workday, the Employer and any other Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that Workday, the Employer and any other Parent or Subsidiary may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address, email address and telephone number, date of birth, social insurance, passport or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in Workday, details of all PRSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The source of the Data is the Employer, as well as information which Participant is providing to Workday and the Employer in connection with the Plan and this Agreement.

Participant understands that Data will be transferred to Morgan Stanley or such other stock plan service provider as may be selected by Workday in the future, which is assisting Workday with the implementation, administration and management of the Plan. Participant further understands that Workday, the Employer and any other Parent or Subsidiary will transfer Data among themselves as necessary for the purpose of the implementation, administration and management of Participant’s participation in the Plan, and that Workday, the Employer and any other Parent or Subsidiary may each further transfer Data to third parties assisting Workday in the implementation, administration and management of the Plan, including any requisite transfer to a broker or another third party with whom Participant may elect to deposit any Shares acquired under the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative, Cynthia Chan, email address is cynthia.chan@workday.com. Participant authorizes Workday, Morgan Stanley and any other possible recipients which may assist Workday (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data to a third party with whom the Participant may elect to deposit any Shares acquired upon vesting of the Restricted Stock Units.

Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be affected; the only consequence of refusing or withdrawing Participant’s consent is that Workday would not be able to grant Participant PRSUs or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

Malaysian Translation

Peserta dengan ini secara eksplisit dan tanpa sebarang keraguan mengizinkan pengumpulan, penggunaan dan pemindahan, dalam bentuk elektronik atau lain-lain, data peribadi Peserta seperti yang diterangkan dalam Perjanjian dan apa-apa bahan geran PRSU lain oleh dan di antara, seperti mana yang terpakai, Workday, Majikan dan mana-mana Syarikat Induk atau Anak-Anak Syarikatnya untuk tujuan ekslusif bagi melaksanakan, mentadbir dan menguruskan penyertaan Peserta dalam Pelan.

Peserta memahami bahawa Workday, Majikan dan mana-mana Syarikat Induk atau Anak-Anak Syarikat mungkin memegang maklumat peribadi tertentu tentang Peserta, termasuk, tetapi tidak terhad kepada, nama Peserta, alamat rumah dan nombor telefon, alamat emel, tarikh lahir, nombor insurans sosial atau nombor pengenalan lain (seperti, nombor pendaftaran penduduk tetap atau nombor kad pengenalan), gaji, kewarganegaraan, jawatan, apa-apa syer dalam saham atau jawatan pengarah yang dipegang di Workday, butir-butir semua PRSUs atau apa-apa hak lain atas syer dalam saham yang dianugerahkan, dibatalkan, dilaksanakan, terletak hak, tidak diletak hak ataupun yang belum dijelaskan bagi faedah Peserta (“Data”), untuk tujuan eksklusif bagi melaksanakan, mentadbir dan menguruskan Pelan. Sumber Data adalah daripada Majikan, dan juga maklumat yang Peserta berikan kepada Workday dan Majikan berhubung dengan Pelan dan Perjanjian ini.

Peserta memahami bahawa Data ini akan dipindahkan kepada Morgan Stanley atau pembekal perkhidmatan pelan saham yang ditetapkan oleh Workday pada masa depan yang membantu Workday dengan pelaksanaan, pentadbiran dan pengurusan Pelan. Peserta memahami selanjutnya bahawa Workday, Majikan dan Syarikat Induk atau Anak-Anak Syarikat lain akan memindah Data sesama mereka seperti diperlukan untuk tujuan melaksanakan, mentadbir dan menguruskan penyertaan Peserta dalam Pelan, dan Workday, Majikan dan Syarikat Induk atau Anak-Anak Syarikat yang lain masing-masing boleh memindah Data kepada pihak-pihak ketiga yang membantu Workday dalam pelaksanaan, pentadbiran dan pegurusan Pelan, termasuk pemindahan yang diperlukan kepada broker atau pihak ketiga yang lain yang mana Peserta boleh memilih untuk mendepositkan Syer-Syer yang diperolehi daripada Pelan. Peserta memahami bahawa penerima-penerima Data mungkin berada di Amerika Syarikat atau mana-mana tempat lain dan bahawa negara penerima-penerima mungkin mempunyai undang-undang privasi data dan perlindungan yang berbeza daripada negara Peserta. Peserta memahami bahawa sekiranya Peserta menetap di luar Amerika Syarikat, Peserta boleh meminta satu senarai yang mengandungi nama dan alamat penerima-penerima Data yang berpotensi dengan menghubungi wakil sumber manusia tempatan Peserta Cynthia Chan, alamat emel cynthia.chan@workday.com. Peserta memberi kuasa kepada Workday, Morgan Stanley dan mana-mana penerima-penerima lain yang mungkin membantu Workday (pada masa sekarang atau pada masa depan) dengan melaksanakan, mentadbir dan menguruskan Pelan untuk menerima, memiliki, menggunakan, mengekalkan dan memindahkan Data, dalam bentuk elektronik atau lain-lain, semata-mata dengan tujuan untuk melaksanakan, mentadbir dan menguruskan penyertaan Peserta dalam Pelan, termasuk apa-apa pemindahan Data yang diperlukan kepada pihak ketiga yang lain dengan sesiapa yang Peserta pilih untuk deposit apa-apa Saham yang diperolehi selepas terletak hak PRSUs.

Peserta memahami bahawa Data hanya akan disimpan untuk tempoh yang perlu bagi melaksanakan, mentadbir, dan menguruskan penyertaan Peserta dalam Pelan. Peserta memahami bahawa sekiranya Peserta menetap di luar Amerika Syarikat, Peserta boleh, pada bila-bila masa, melihat Data, meminta maklumat tambahan mengenai penyimpanan dan pemprosesan Data, meminta bahawa pindaan-pindaan dilaksanakan ke atas Data atau menolak atau menarik balik persetujuan dalam ini, dalam mana-mana kes, tanpa kos, dengan menghubungi secara bertulis wakil sumber manusia tempatanPeserta. Peserta selanjutnya memahami bahawa Peserta memberi persetujuan ini secara sukarela. Sekiranya Peserta tidak bersetuju, atau kemudian membatalkan persetujuannya, status pekerjaan atau perkhidmatan Peserta dengan Majikan tidak akan terjejas; satunya akibat jika Peserta tidak bersetuju atau menarik balik persetujuan Peserta adalah bahawa Workday tidak akan dapat menganugerahkan kepada Peserta PRSUs atau anugerah ekuiti lain atau mentadbir atau mengekalkan anugerah tersebut. Oleh itu, Peserta memahami bahawa keengganan atau penarikan balik persetujuan Peserta boleh menjejaskan keupayaannya untuk mengambil bahagian dalam Pelan. Untuk maklumat lanjut mengenai akibat keengganan Peserta untuk memberikan keizinan atau penarikan balik keizinan, Peserta memahami bahawa Peserta boleh menghubungi wakil sumber manusia tempatan Peserta.

Notifications

Director Notification Obligation. Directors of Workday’s Malaysian Subsidiary are subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify such entity in writing within 14 business days of the acquisition or disposal of an interest (e.g., PRSUs granted under the Plan or Shares) in Workday or any related company.

MEXICO

Terms and Conditions
Plan Document Acknowledgement. By accepting the PRSUs, Participant acknowledges that he or she has received a copy of the Plan and the Agreement, which Participant has reviewed. Participant acknowledges further that he or she accepts all the provisions of the Plan and the Agreement. Participant also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in Section 8 (“Nature of Grant”) in the Agreement, which clearly provides as follows:
(1) Participant’s participation in the Plan does not constitute an acquired right;
(2) The Plan and Participant’s participation in the Plan are offered by Workday on a wholly discretionary basis;
(3) Participant’s participation in the Plan is voluntary; and
(4) Workday and its Subsidiaries are not responsible for any decrease in the value of any Shares acquired at vesting and settlement of the PRSUs.
Labor Law Policy and Acknowledgment. By accepting the PRSUs, Participant expressly recognizes that Workday, with registered offices at 6110 Stoneridge Mall Road Pleasanton, California U.S.A., is solely responsible for the administration of the Plan, and that Participant’s participation in the Plan and acquisition of Shares do not constitute an employment relationship between Participant and Workday since Participant is participating in the Plan on a wholly commercial basis and the Workday Mexico S. de R.L. de C.V. (“Workday Mexico”) is his or her sole employer. Based on the foregoing, Participant expressly recognizes that the Plan and the benefits that he or she may derive from participating in the Plan do not establish any rights between Participant and Workday Mexico and do not form part of the employment conditions and/or benefits provided by Workday Mexico, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of Participant’s employment.
Participant further understands that his or her participation in the Plan is as a result of a unilateral and discretionary decision of Workday; therefore, Workday reserves the absolute right to amend and/or discontinue Participant’s participation at any time without any liability to Participant.
Finally, Participant hereby declares that he or she does not reserve to him- or herself any action or right to bring any claim against Workday for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and Participant therefore grants a full and broad release to Workday, and its Subsidiaries, affiliates, branches, representative offices, shareholders, directors, officers, employees, agents, or legal representatives with respect to any claim that may arise.
Spanish Translation
Términos y Condiciones
Reconocimiento del Plan. Al aceptar las Unidades de Acciones Restringidas de Rendimiento (“PRSUs”), el Participante reconoce que ha recibido y revisado una copia del Plan y del Acuerdo. El Participante reconoce, además, que acepta todas las disposiciones del Plan y del Acuerdo. El Participante también reconoce que ha leído y que concretamente aprueba de forma expresa los términos y condiciones establecidos en la Sección 8 (“Naturaleza del Otorgamiento”) del Acuerdo de Acciones Restringidas de Rendimiento, que claramente dispone lo siguiente:
(1) La participación del Participante en el Plan no constituye un derecho adquirido;
(2) El Plan y la participación del Participante en el Plan se ofrecen por Workday en su discrecionalidad total;
(3) La participación del Participante en el Plan es voluntaria; y
(4) Workday y sus Subsidiarias no son responsables por ninguna disminución en el valor de las acciones adquiridas al conferir las PRSUs.

Política Laboral y Reconocimiento. Al aceptar las PRSUs, el Participante expresamente reconoce que Workday, con oficinas registradas en Workday, Inc., 6110 Stoneridge Mall Road Pleasanton, California U.S.A., es la única responsable por la administración del Plan y que la participación del Participante en el Plan y la adquisición de Acciones no constituyen una relación de trabajo entre el Participante y Workday, ya que el Participante participa en el Plan en un marco totalmente comercial y Workday Mexico S. de R.L. de C.V. (“Workday Mexico”) es su único patrón. Derivado de lo anterior, el Participante expresamente reconoce que el Plan y los beneficios que pudieran derivar de la participación en el Plan no establecen derecho alguno entre el Participante y el patrón, Workday Mexico, y no forma parte de las condiciones de trabajo y/o las prestaciones otorgadas por Workday Mexico, y que cualquier modificación al Plan o su terminación no constituye un cambio o impedimento de los términos y condiciones de la relación de trabajo del Participante.
Asimismo, el Participante reconoce que su participación en el Plan es resultado de una decisión unilateral y discrecional de Workday; por lo tanto, Workday se reserva el derecho absoluto de modificar y/o terminar la participación del Participante en cualquier momento y sin responsabilidad alguna hacia el Participante.
Finalmente, el Participante por este medio declara que no se reserva ningun derecho o acción que ejercitar en contra de Workday por cualquier compensación o daños y perjuicios en relación de las disposiciones del Plan o de los beneficios derivados del Plan, y por lo tanto, el Participante exime amplia y completamente a Workday, y sus afiliadas, subsidiarias, sucursales, oficinas de representación, accionistas, directores, autoridades, empleados, agentes, o representantes legales de cualquier demanda que pudiera surgir.

NETHERLANDS

There are no country-specific provisions.

NEW ZEALAND

Notifications

Securities Law Information. WARNING: Participant is being granted PRSUs to acquire Shares in accordance with the terms of this Agreement and the Plan. The Shares, if issued, will give Participant a stake in the ownership of Workday. Participant may receive a return if dividends are paid.

If Workday runs into financial difficulties and is wound up, Participant will be paid only after all other creditors (including holders of preference shares, if any) have been paid. Participant may lose some or all of Participant’s investment, if any.

New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision.

The usual rules do not apply to this offer because it is made under an employee share purchase scheme. As a result, Participant may not be given all the information usually required. Participant will also have fewer other legal protections for this investment.

Ask questions, read all documents carefully, and seek independent financial advice before committing yourself.

The Shares are quoted on the Nasdaq. This means that if Participant acquires Shares, Participant may be able to sell the Shares on the Nasdaq if there are interested buyers. Participant may get less than he or she invested. The price will depend on the demand for the Shares.

For information on risk factors impacting Workday’s business that may affect the value of the Shares, Participant should refer to the risk factors discussion in Workday’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are filed with the U.S. Securities and Exchange Commission and are available online at www.sec.gov, as well as on Workday’s website at http://www.workday.com/en-us/company/investor-relations/sec-filings.html.

NORWAY

There are no country-specific provisions.

POLAND

Notifications

Exchange Control Information. Polish residents holding foreign securities (including Shares) and maintaining accounts abroad (including any brokerage account) must report information to the National Bank of Poland on transactions and balances of the securities and cash deposited in such accounts if the value of such securities and cash (calculated individually or together with all other assets/liabilities held abroad) exceeds a specified threshold (currently PLN7,000,000). If required, the reports are due on a quarterly basis on special forms available on the website of the National Bank of Poland.

In addition, any transfer of funds in excess of a specified threshold (currently €15,000, but if such transfer is connected with business activity of an entrepreneur, PLN15,000) must be effected through a bank account in Poland. Participant should maintain evidence of such foreign exchange transactions for five years, in case of a request for their production by the National Bank of Poland.

SINGAPORE

Restriction on Sale of Shares. To the extent the PRSUs vest within six months of the Date of Grant, Participant may not dispose of the Shares issued upon settlement of the PRSUs, or otherwise offer the Shares to the public, prior to the six-month anniversary of the Grant Date, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”) and in accordance with any other applicable provision of the SFA.

Notifications

Securities Law Information. The grant of PRSUs under the Plan is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of SFA and are not made with a view to the PRSUs or the underlying Shares being subsequently offered for sale to any other party. The Plan has not been, and will not be, lodged or registered as a prospectus with the Monetary Authority of Singapore.

Chief Executive Officer and Director Notification Obligation. The Chief Executive Officer (“CEO”), directors, associate directors or shadow directors of a Singapore Parent or Subsidiary are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify such entity in writing within two business days of any of the following events: (i) the acquisition or disposal of an interest (e.g., PRSUs granted under the Plan or Shares) in Workday or any Parent or Subsidiary, (ii) any change in previously-disclosed interests (e.g., sale of Shares), or (iii) becoming a CEO, director, associate director or shadow director of a Parent or Subsidiary in Singapore, if the individual holds such an interest at that time. These notification requirements apply regardless of whether the CEO or directors are residents of or employed in Singapore.

SOUTH AFRICA

Terms and Conditions

Responsibility for Taxes. The following provision supplements Section 7 of the Agreement:

By accepting the PRSUs, Participant agrees to immediately notify the Employer of the amount of any gain realized upon vesting of the PRSUs. If Participant fails to advise the Employer of the gain realized upon vesting of the PRSUs, then he or she may be liable for a fine. Participant will be solely responsible for paying the difference between the actual tax liability and the amount withheld by Workday or the Employer.

Notifications

Securities Law Information.  In compliance with South African securities law, the documents listed below are available for Participant’s review on Workday’s website at https://www.workday.com/en-us/company/investor-relations.html and on Workday’s intranet, respectively:

1.Workday’s most recent annual financial statements; and

2.Workday’s most recent Plan prospectus.

A copy of the above documents will be sent to Participant free of charge on written request to Workday’s Global Stock Administration by logging a People Guide Request in Service Hub.

Participant should carefully read the materials provided before making a decision whether to participate in the Plan.

Exchange Control Information. Participant is solely responsible for complying with applicable South African exchange control regulations. As the exchange control regulations are subject to change, Participant should consult Participant’s legal advisor prior to the acquisition or sale of Shares acquired under the Plan to ensure compliance with current regulations.

SOUTH KOREA

Notifications

Foreign Asset/Account Reporting Information. Korean residents must declare all foreign financial accounts (i.e., non-Korean bank accounts, brokerage accounts, etc.) to the Korean tax authority and file a report with respect to such accounts if the monthly balance of such accounts exceeds KRW 500 million (or an equivalent amount in foreign currency) on any month-end date during a calendar year.

SPAIN

Terms and Conditions

Nature of Grant. This provision supplements Section 8 of the Agreement:

By accepting the PRSUs, Participant consents to participating in the Plan and acknowledges that he or she has received a copy of the Plan.

Participant understands that Workday has unilaterally, gratuitously and discretionally decided to grant PRSUs to acquire Shares under the Plan to individuals who may be Employees, Consultants, Directors or Non-Employee Directors of Workday or any Parent or Subsidiary throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind Workday or any Parent or Subsidiary. Consequently, Participant understands that the PRSUs are granted on the assumption and condition that the PRSUs and any Shares acquired at vesting of the PRSUs are not part of any employment or service agreement (either with Workday or any Parent or Subsidiary) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever.

In addition, Participant understands that the PRSUs would not be granted to Participant but for the assumptions and conditions referred to herein; thus, Participant acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of or right to PRSUs shall be null and void.

Further, Participant acknowledges, understands and agrees that Participant will not be entitled to continue vesting in any PRSUs once Participant’s employment or service Terminates. This will be the case, for example, even in the event of a Termination of a Participant by reason of, including, but not limited to: resignation, retirement, disciplinary dismissal ajudged to be with cause or adjudged/recognized to be without good cause (i.e., subject to a “despido improcedente”), individual or collective dismissal on objective grounds, whether adjudged and/or recognized to be with or without cause, material modification of the terms of employment or service under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statue, Article 50 of the Workers’ Statue, unilateral withdrawal by the Employer, and under Article 10.3 of Royal Decree 1382/1985.

Notifications

Securities Law Information. The PRSUs do not qualify under Spanish law as securities. No “offer to the public,” as defined under Spanish Law, has taken place or will take place in the Spanish territory. The Plan, this Agreement and any other PRSU grant documents have not been nor will they be registered with the Comisión Nacional del Mercado de Valores (Spanish Securities Exchange Commission), and do not constitute a public offering prospectus.

Exchange Control Information. Participant must declare the acquisition, ownership and sale of Shares to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”) of the Ministry of Economy and Competitiveness for statistical purposes. Generally, the declaration must be filed in January for Shares owned as of December 31 of the prior year on a Form D-6; however, if the value of the Shares purchased under the Plan or sold exceeds €1,502,530, the declaration must be filed within one month of the acquisition or sale, as applicable.

Further, Participant is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), any foreign instruments (e.g., Shares) and any transactions with non-Spanish residents (including any payments of cash or Shares made to Participant by Workday or any U.S. brokerage account) if the balances in such accounts together with the value of such instruments as of December 31, or the volume of transactions with non-Spanish residents during the prior or current year, exceeds €1,000,000.

Foreign Asset/Account Reporting Information. To the extent Participant holds assets (e.g., cash or Shares held in a bank or brokerage account) outside Spain with a value in excess of €50,000 per type of asset (e.g., cash or Shares) as of December 31 each year, Participant is required to report information on such rights and assets on his or her tax return for such year. After such rights or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000. The reporting must be completed by March 31 following the end of the relevant tax year.

SWEDEN

Terms and Conditions

Authorization to Withhold. This provision supplements Section 7 of the Agreement.

Without limiting Workday’s and the Employer’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 7 of the Agreement, in accepting the grant of PRSUs, Participant authorizes Workday and/or the Employer to withhold Shares or to sell Shares otherwise deliverable to Participant upon vesting/settlement to satisfy Tax-Related Items, regardless of whether Workday and/or the Employer have an obligation to withhold such Tax-Related Items.

SWITZERLAND

Notifications

Securities Law Information. The grant of the PRSUs is not intended to be publicly offered in or from Switzerland. Neither this document nor any other materials relating to the PRSUs constitutes a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, and neither this document nor any other materials relating to the PRSUs may be publicly distributed nor otherwise made publicly available in Switzerland. Further, neither this document nor any other offering or marketing material relating to the grant of PRSUs have been or will be filed with, approved or supervised by the Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).

THAILAND

Notifications

Exchange Control Information. Participant must repatriate the proceeds from the sale of Shares and any cash dividends received in relation to the Shares to Thailand immediately upon receipt if the amount of such proceeds received in a single transaction is US$50,000 or more. Participant must then either convert the funds to Thai Baht or deposit the proceeds in a foreign currency deposit account maintained by a bank in Thailand within 360 days of remitting the proceeds to Thailand. If the amount of the proceeds is equal to or greater than US$50,000, Participant must specifically report the inward remittance to the Bank of Thailand on a Foreign Exchange Transaction Form.

If Participant does not comply with this obligation, Participant may be subject to penalties assessed by the Bank of Thailand. Because exchange control regulations change frequently and without notice, Participant should consult a legal advisor before selling Shares to ensure compliance with current regulations. It is Participant’s responsibility to comply with exchange control laws in Thailand, and neither Workday nor the Employer will be liable for any fines or penalties resulting from Participant’s failure to comply with applicable laws.

UNITED KINGDOM

Terms and Conditions

The following terms and conditions apply only if Participant is an Employee. No grants under this Agreement will be made to Consultants or Directors resident in the United Kingdom.

Settlement. This provision supplements Section 2 of the Agreement:

Notwithstanding any discretion set forth in Section 9.1 of the Plan, the PRSUs are payable in Shares only. A grant of PRSUs does not provide any right for Participant to receive a cash payment or a combination of a cash payment and Shares.

Responsibility for Taxes. This provision supplements Section 7 of the Agreement:

Without limitation to Section 7 of the Agreement, Participant agrees that Participant is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by Workday or the Employer or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). Participant also agrees to indemnify and keep indemnified Workday and the Employer against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on Participant’s behalf.

Notwithstanding the foregoing, if Participant is a director or executive officer of Workday (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply. In the event that Participant is a director or executive officer and income tax is not collected from or paid by Participant within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute a benefit to Participant on which additional income tax and national insurance contributions (“NICs”) may be payable. Participant understands that Participant will be responsible for reporting any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying Workday or the Employer (as applicable) for the value of any employee NICs due on this additional benefit, which Workday or the Employer may obtain from Participant by any of the means referred to in the Plan or Section 7 of the Agreement.

WORKDAY, INC.
2012 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK AWARD
GRANT NUMBER

Unless otherwise defined herein, the terms defined in Workday’s 2012 Equity Incentive Plan (the “Plan”) will have the same meanings in this Notice of Restricted Stock Award and the electronic representation of this Notice of Restricted Stock Award established and maintained by Workday, Inc. (“Workday”) or a third party designated by Workday (the “Notice”).
Name:
Address:
You (“Participant”) have been granted an the opportunity to purchase Shares of Common Stock of Workday, Inc. (“Workday”) that are subject to restrictions (the “Restricted Shares”) and the terms and conditions of the Plan, this Notice and the attached Restricted Stock Purchase Agreement (the “Restricted Stock Purchase Agreement”).

Total Number of Restricted Shares Awarded:
Fair Market Value per Restricted Share:	$
Total Fair Market Value of Award:	$
Purchase Price per Restricted Share:	$
Total Purchase Price for all Restricted Shares:	$
Date of Grant:
Vesting Commencement Date:
Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the Restricted Stock Purchase Agreement, the Restricted Shares will vest and the right of repurchase will lapse, in whole or in part, in accordance with the following schedule:

By accepting (whether in writing, electronically or otherwise) the opportunity to purchase the Restricted Shares, Participant acknowledges and agrees to the following:
Participant understands that Participant’s employment or consulting relationship or service with Workday or a Parent or Subsidiary of Workday is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the Restricted Stock Purchase Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the Restricted Shares pursuant to this Notice is earned only by continuing service as an Employee, Director or Consultant of Workday or a Parent or Subsidiary of Workday. Participant also understands that this Notice is subject to the terms and conditions of both the Restricted Stock Purchase Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the Restricted Stock Purchase Agreement and the Plan. By acceptance of this opportunity to purchase the Restricted Shares, Participant consents to the electronic delivery of the Notice, the Restricted Stock Purchase Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, U.S. financial reports of Workday, and all other documents that Workday is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Restricted Shares. Electronic delivery may include the delivery of a link to a Workday intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at Workday’s discretion. If the Restricted Stock Purchase Agreement is not executed by Participant within thirty (30) days of the Date of Grant above, then this grant will be void.

WORKDAY, INC.
2012 EQUITY INCENTIVE PLAN
RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT (this “Agreement”) is made by and between Workday, Inc., a Delaware corporation (“Workday”), and Participant pursuant to Workday’s 2012 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, the terms defined in the Plan will have the same meanings in this Agreement.
1.Sale of Stock. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) Workday will issue and sell to Participant, and Participant agrees to purchase from Workday the number of Shares shown on the Notice of Restricted Stock Award (the “Notice”) at the purchase price per Share set forth in the Notice. The per Share purchase price of the Shares will be not less than the par value of the Shares as of the date of the offer of such Shares to the Participant. The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Participant is entitled by reason of Participant’s ownership of the Shares.
2.Time and Place of Purchase. The purchase and sale of the Shares under this Agreement will occur at the principal office of Workday simultaneously with the execution of this Agreement by the parties, or on such other date as Workday and Participant will agree (the “Purchase Date”). On the Purchase Date, Workday will issue a stock certificate registered in Participant’s name, or uncertificated shares designated for the Participant in book entry form on the records of Workday’s transfer agent, representing the Shares to be purchased by Participant against payment of the purchase price therefor by Participant by (a) check made payable to Workday, (b) Participant’s personal services that the Committee has determined have already been rendered to Workday and have a value not less than aggregate par value of the Shares to be issued Participant, or (c) a combination of the foregoing. If Participant has previously rendered services to Workday, the purchase price will be paid pursuant to (b) above.
3.Restrictions on Resale. By signing this Agreement, Participant agrees not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Workday or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as Participant is providing service to Workday or a Subsidiary of Workday.
3.1 Repurchase Right on Termination Other Than for Cause. For the purposes of this Agreement, a “Repurchase Event” will mean an occurrence of one of the following:
(i)termination of Participant’s service, whether voluntary or involuntary and with or without cause;
(ii)resignation, retirement or death of Participant; or
(iii)any attempted transfer by Participant of the Shares, or any interest therein, in violation of this Agreement.
Upon the occurrence of a Repurchase Event, Workday will have the right (but not an obligation) to purchase the Shares of Participant at a price equal to the Purchase Price per Share (the “Repurchase Right”). The Repurchase Right will lapse in accordance with the vesting schedule set forth in the Notice. For purposes of this Agreement, “Unvested Shares” means Stock pursuant to which Workday’s Repurchase Right has not lapsed.

3.2 Exercise of Repurchase Right. Unless Workday provides written notice to Participant within 90 days from the date of termination of Participant’s service to Workday that Workday does not intend to exercise its Repurchase Right with respect to some or all of the Unvested Shares, the Repurchase Right will be deemed automatically exercised by Workday as of the 90th day following such termination, provided that Workday may notify Participant that it is exercising its Repurchase Right as of a date prior to such 90th day. Unless Participant is otherwise notified by Workday pursuant to the preceding sentence that Workday does not intend to exercise its Repurchase Right as to some or all of the Unvested Shares, execution of this Agreement by Participant constitutes written notice to Participant of Workday’s intention to exercise its Repurchase Right with respect to all Unvested Shares to which such Repurchase Right applies at the time of Termination of Participant. Workday, at its choice, may satisfy its payment obligation to Participant with respect to exercise of the Repurchase Right by (A) delivering a check to Participant in the amount of the purchase price for the Unvested Shares being repurchased, (B) in the event Participant is indebted to Workday, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, (C) in the event Participant purchased Unvested Shares pursuant to Section 2(b), at the time of Termination of Participant, Participant will forfeit all of Participant’s Unvested Shares or (D) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Right by canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, such cancellation of indebtedness will be deemed automatically to occur as of the 90th day following termination of Participant’s employment or consulting relationship unless Workday otherwise satisfies its payment obligations. As a result of any repurchase of Unvested Shares pursuant to the Repurchase Right, Workday will become the legal and beneficial owner of the Unvested Shares being repurchased and will have all rights and interest therein or related thereto, and Workday will have the right to transfer to its own name the number of Unvested Shares being repurchased by Workday, without further action by Participant.
3.3 Acceptance of Restrictions. Acceptance of the Shares will constitute Participant’s agreement to such restrictions and the legending of his or her certificates or the notation in Workday’s direct registration system for stock issuance and transfer of such restrictions and accompanying legends set forth in Section 4.1 with respect thereto. Notwithstanding such restrictions, however, so long as Participant is the holder of the Shares, or any portion thereof, he or she will be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.
3.4 Non-Transferability of Unvested Shares. In addition to any other limitation on transfer created by applicable securities laws or any other agreement between Workday and Participant, Participant may not transfer any Unvested Shares, or any interest therein, unless consented to in writing by a duly authorized representative of Workday. Any purported transfer is void and of no effect, and no purported transferee thereof will be recognized as a holder of the Unvested Shares for any purpose whatsoever. Should such a transfer purport to occur, Workday may refuse to carry out the transfer on its books, set aside the transfer, or exercise any other legal or equitable remedy. In the event Workday consents to a transfer of Unvested Shares, all transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Right. In the event of any purchase by Workday hereunder where the Shares or interest are held by a transferee, the transferee will be obligated, if requested by Workday, to transfer the Shares or interest to the Participant for consideration equal to the amount to be paid by Workday hereunder. In the event the Repurchase Right is deemed exercised by Workday, Workday may deem any transferee to have transferred the Shares or interest to Participant prior to their purchase by Workday, and payment of the purchase price by Workday to such transferee will be deemed to satisfy Participant’s obligation to pay such transferee for such Shares or interest, and also to satisfy Workday’s obligation to pay Participant for such Shares or interest.

3.5 Assignment. The Repurchase Right may be assigned by Workday in whole or in part to any persons or organization.
4.Restrictive Legends and Stop Transfer Orders.
4.1 Legends. The certificate or certificates or book entry or book entries representing the Shares will bear or be noted by Workday’s transfer agent with the following legend (as well as any legends required by applicable state and federal corporate and securities laws):
THE SHARES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN WORKDAY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF WORKDAY.
4.2 Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, Workday may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if Workday transfers its own securities, it may make appropriate notations to the same effect in its own records.
4.3 Refusal to Transfer. Workday will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares will have been so transferred.
5.No Rights as Employee, Director or Consultant. Nothing in this Agreement will affect in any manner whatsoever the right or power of Workday, or a Parent or Subsidiary of Workday, to terminate Participant’s service, for any reason, with or without cause.
6.Miscellaneous.
6.1 Acknowledgement. Workday and Participant agree that the Restricted Shares are granted under and governed by the Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the Restricted Shares subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.
6.2 Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement will not be construed as a waiver of any rights of such party.
6.3 Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by Workday and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which Workday’s Common Stock may be listed or quoted at the time of such issuance or transfer.

6.4 Governing Law and Venue; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision will be excluded from this Agreement, (ii) the balance of this Agreement will be interpreted as if such provision were so excluded and (iii) the balance of this Agreement will be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. Any and all disputes relating to, concerning or arising from this Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Agreement, will be brought and heard exclusively in the United States District Court for the District of New Delaware or the Delaware Superior Court, New Castle County. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.
6.5 Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement will be deemed to be the product of all of the parties hereto, and no ambiguity will be construed in favor of or against any one of the parties hereto.
6.6 Notices. Any notice to be given under the terms of the Plan will be addressed to Workday in care of its principal office, and any notice to be given to the Participant will be addressed to such Participant at the address maintained by Workday for such person or at such other address as the Participant may specify in writing to Workday.

6.7 Consent to Electronic Delivery of All Plan Documents and Disclosures. By Participant’s acceptance (whether in writing, electronically or otherwise) of the Notice, Participant and Workday agree that this opportunity to purchase Restricted Shares is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify Workday upon any change in Participant’s residence address. By acceptance of this opportunity to purchase Restricted Shares, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by Workday or a third party designated by Workday and consents to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of Workday, and all other documents that Workday is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Restricted Shares and current or future participation in the Plan. Electronic delivery may include the delivery of a link to a Workday intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at Workday’s discretion. Participant acknowledges that Participant may receive from Workday a paper copy of any documents delivered electronically at no cost if Participant contacts Workday by telephone, through a postal service or electronic mail at Stock Administration. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to Workday or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying Workday of such revised or revoked consent by telephone, postal service or electronic mail through Stock Administration. Finally, Participant understands that Participant is not required to consent to electronic delivery.
6.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which will he deemed an original and all of which together will constitute one instrument.
6.9 U.S. Tax Consequences. Upon vesting of Shares, Participant will include in taxable income the difference between the fair market value of the vesting Shares, as determined on the date of their vesting, and the price paid for the Shares. This will be treated as ordinary income by Participant and will be subject to withholding by Workday when required by applicable law. In the absence of an Election (defined below), Workday will withhold a number of vesting Shares with a fair market value (determined on the date of their vesting) equal to the minimum amount Workday is required to withhold for income and employment taxes. If Participant makes an Election, then Participant must, prior to making the Election, pay in cash (or check) to Workday an amount equal to the amount Workday is required to withhold for income and employment taxes.

7.Section 83(b) Election. Participant hereby acknowledges that he or she has been informed that, with respect to the purchase of the Shares, an election may be filed by the Participant with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase (the “Election”). Making the Election will result in recognition of taxable income to the Participant on the date of purchase, measured by the excess, if any, of the Fair Market Value of the Shares over the purchase price for the Shares. Absent such an Election, taxable income will be measured and recognized by Participant at the time or times on which Workday’s Repurchase Right lapses. Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election. PARTICIPANT ACKNOWLEDGES THAT IT IS SOLELY PARTICIPANT’S RESPONSIBILITY, AND NOT WORKDAY’S RESPONSIBILITY, TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PARTICIPANT REQUESTS WORKDAY, OR ITS REPRESENTATIVE, TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

WORKDAY, INC.
2012 EQUITY INCENTIVE PLAN
NOTICE OF STOCK OPTION GRANT
Unless otherwise defined herein, the terms defined in the Workday, Inc. 2012 Equity Incentive Plan (the “Plan”) will have the same meanings in this Notice of Stock Option Grant and the electronic representation of this Notice of Global Stock Option Grant established and maintained by Workday, Inc. (“Workday”) or a third party designated by Workday (the “Notice”).
Name:
Address:
You (the “Participant”) have been granted an option to purchase shares of Common Stock of Workday under the Plan subject to the terms and conditions of the Plan, this Notice and the Stock Option Award Agreement (the “Option Agreement”), including any applicable country-specific provisions in the appendix attached hereto (the “Appendix”) which constitutes part of this Option Agreement.

Grant Number:
Date of Grant:
Vesting Commencement Date:
Exercise Price per Share:
Total Number of Shares:
Type of Option:	Non-Qualified Stock Option/Incentive Stock Option
Expiration Date:	________ __, 20__; This Option expires earlier in the event of Participant’s Termination, as described in the Stock Option Agreement.
Vesting Schedule:	[Insert applicable vesting schedule]
By accepting (whether in writing, electronically or otherwise) the Option, Participant acknowledges and agrees to the following:
Participant understands that Participant’s employment or consulting relationship or service with Workday or a Parent or Subsidiary is for an unspecified duration, can be terminated at any time (i.e., is at will), except where otherwise prohibited by applicable law and that nothing in this Notice, the Option Agreement or the Plan changes the nature of that relationship. Participant acknowledges that the vesting of the Options pursuant to this Notice is earned only by continuing service as an Employee, Director or Consultant of Workday or a Parent or Subsidiary. Furthermore, the period during which Participant may exercise the Option after such Termination will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s employment agreement. Participant also understands that this Notice is subject to the terms and conditions of both the Option Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the Option Agreement and the Plan. By accepting this Option, Participant consents to the electronic delivery as set forth in the Option Agreement.

WORKDAY, INC.
2012 EQUITY INCENTIVE PLAN
STOCK OPTION AWARD AGREEMENT

Unless otherwise defined in this Stock Option Award Agreement (the “Agreement”), any capitalized terms used herein will have the meaning ascribed to them in the Workday, Inc. 2012 Equity Incentive Plan (the “Plan”).
Participant has been granted an option to purchase Shares (the “Option”) of Workday, Inc. (“Workday”), subject to the terms and conditions of the Plan, the Notice of Stock Option Grant (the “Notice”) and this Option Agreement, including any applicable country-specific provisions in the appendix attached hereto (the “Appendix”) which constitutes part of this Option Agreement.
1.Vesting Rights. Subject to the applicable provisions of the Plan and this Option Agreement, this Option may be exercised, in whole or in part, in accordance with the schedule set forth in the Notice.
2.Termination Period.
(a) General Rule. Except as provided below, and subject to the Plan, this Option may be exercised for 180 days after Participant’s Termination with Workday. In no event will this Option be exercised later than the Expiration Date set forth in the Notice.
(b) Death; Disability. Unless provided otherwise in the Notice, upon Participant’s Termination by reason of his or her death or “permanent and total disability” as described in the Plan, or if a Participant dies within 3 months of the Termination Date, this Option may be exercised for twelve months after the Termination Date, provided that in no event will this Option be exercised later than the Expiration Date set forth in the Notice. Unless provided otherwise in the Notice, upon Participant’s Termination by reason of his or her Disability (other than a “permanent and total disability”) , this Option may be exercised for six months after the Termination Date, provided that in no event will this Option be exercised later than the Expiration Date set forth in the Notice.
(c) Cause. Upon Participant’s Termination for Cause (as defined in the Plan), the Option will expire on such date of Participant’s Termination Date.
3.Grant of Option. The Participant named in the Notice has been granted an Option for the number of Shares set forth in the Notice at the exercise price per Share in U.S. Dollars set forth in the Notice (the “Exercise Price”). In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan will prevail. If designated in the Notice as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an ISO, to the extent that it exceeds the U.S. $100,000 rule of Code Section 422(d) it will be treated as a Nonqualified Stock Option (“NQSO”).
4.Exercise of Option.
(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice and the applicable provisions of the Plan and this Option Agreement. In the event of Participant’s death, Disability, Termination for Cause or other Termination, the exercisability of the Option is governed by the applicable provisions of the Plan, the Notice and this Option Agreement.

(b) Method of Exercise. This Option is exercisable by delivery of an exercise notice (the “Exercise Notice”), which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by Workday pursuant to the provisions of the Plan. The Exercise Notice will be delivered in person, by mail, via electronic mail or facsimile or by other authorized method to the Secretary of Workday or other person designated by Workday. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any Tax-Related Items (as defined in Section 8(a) below). This Option will be deemed to be exercised upon receipt by Workday of such fully executed Exercise Notice accompanied by such aggregate Exercise Price and payment of any Tax-Related Items.
(c) No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.
5.Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:
(a) cash;
(b) check;
(c) a “broker-assisted” or “same-day sale” (as described in Section 11(c) of the Plan); or
(d) other method authorized by the Committee or permitted under the Plan.
6.Non-Transferability of Option. This Option may not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of Participant only by Participant or unless otherwise permitted by the Committee on a case-by-case basis. The terms of the Plan and this Option Agreement will be binding upon the executors, administrators, heirs, successors and assigns of Participant.
7.Term of Option. This Option will in any event expire on the expiration date set forth in the Notice, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 5.3 of the Plan applies).
8.Tax Consequences.
(a) Exercising the Option. Participant acknowledges that, regardless of any action taken by Workday or a Parent or Subsidiary employing or retaining Participant (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld by Workday or the Employer. Participant further acknowledges that Workday and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including, but not limited to, the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that Workday and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to Workday and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes Workday and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:
(i)withholding from Participant’s wages or other cash compensation paid to Participant by Workday and/or the Employer; or
(ii)withholding from proceeds of the sale of Shares acquired at exercise of this Option either through a voluntary sale or through a mandatory sale arranged by Workday (on Participant’s behalf pursuant to this authorization) without further consent; or
(iii)withholding in Shares to be issued upon exercise of the Option, provided Workday only withholds from the amount of Shares necessary to satisfy the minimum statutory withholding amount; or
(iv)any other arrangement approved by the Committee.
Depending on the withholding method, Workday may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full member of Shares issued upon exercise of the Options; notwithstanding that a member of the Shares are held back solely for the purpose of paying the Tax-Related Items. The Fair Market Value of these Shares, determined as of the effective date of the Option exercise, will be applied as a credit against the Tax-Related Items withholding.
Finally, Participant agrees to pay to Workday or the Employer any amount of Tax-Related Items that Workday or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. Workday may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.
(b) Notice of Disqualifying Disposition of ISO Shares. For U.S. taxpayers, if Participant sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, Participant will immediately notify Workday in writing of such disposition. Participant agrees that he or she may be subject to income tax withholding by Workday on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to Participant.
9.Nature of Grant. By accepting the Option, Participant acknowledges, understands and agrees that:
(a)the Plan is established voluntarily by Workday, it is discretionary in nature, and may be amended, suspended or terminated by Workday at any time, to the extent permitted by the Plan;
(b)the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;
(c)all decisions with respect to future Option or other grants, if any, will be at the sole discretion of Workday;
(d)the Option grant and Participant’s participation in the Plan will not create a right to employment or be interpreted as forming an employment or service contract with Workday, the Employer or any Parent or Subsidiary;

(e)Participant is voluntarily participating in the Plan;
(f)the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;
(g)the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(h)the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;
(i)if the underlying Shares do not increase in value, the Option will have no value;
(j)if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;
(k)no claim or entitlement to compensation or damages will arise from forfeiture of the Option resulting from Participant’s Termination, and in consideration of the grant of the Option to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against Workday, any Parent or Subsidiary or the Employer, waives his or her ability, if any, to bring any such claim, and releases Workday, any Parent or Subsidiary and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant will be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;
(l)unless otherwise provided in the Plan or by Workday in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(m)the following provisions apply only if Participant is providing services outside the United States:
(i)the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose;
(ii)Participant acknowledges and agrees that neither Workday, the Employer nor any Parent or Subsidiary will be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.
10.No Advice Regarding Grant. Workday is not providing any tax, legal or financial advice, nor is Workday making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
11.Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other Option grant materials by and among, as applicable, the Employer, Workday and any Parent or Subsidiary of for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that Workday and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in Workday, details of all Options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.
Participant understands that Data will be transferred to Morgan Stanley Smith Barney LLC or its affiliates or such other stock plan service provider as may be selected by Workday in the future, which is assisting Workday with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes Workday, Morgan Stanley Smith Barney LLC and its affiliates, and any other possible recipients which may assist Workday (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that Workday would not be able to grant Participant options or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.
12.Language. If Participant has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
13.Appendix. Notwithstanding any provisions in this Agreement, the Option grant will be subject to any special terms and conditions set forth in any appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Participant, to the extent Workday determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
14.Imposition of Other Requirements. Workday reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares purchased upon exercise of the Option, to the extent Workday determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

15.Acknowledgement. Workday and Participant agree that the Option is granted under and governed by the Notice, this Option Agreement and by the provisions of the Plan (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the Option subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.
16.Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Option Agreement, nor any waiver of any rights under this Option Agreement, will be effective unless in writing and signed by the parties to this Option Agreement. The failure by either party to enforce any rights under this Option Agreement will not be construed as a waiver of any rights of such party.
17.Compliance with Laws and Regulations. The issuance of Shares and any restriction on the sale of Shares will be subject to and conditioned upon compliance by Workday and Participant with all applicable state, federal and local laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which Workday’s Shares may be listed or quoted at the time of such issuance or transfer.
18.Severability. If one or more provisions of this Agreement are held to be unenforceable, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision will be excluded from this Agreement, (ii) the balance of this Agreement will be interpreted as if such provision were so excluded and (iii) the balance of this Agreement will be enforceable in accordance with its terms.
19.Governing Law and Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
Any and all disputes relating to, concerning or arising from this Option Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Option Agreement, will be brought and heard exclusively in the United States District Court for the District of New Delaware or the Delaware Superior Court, New Castle County. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.
20.No Rights as Employee, Director or Consultant. Nothing in this Option Agreement will affect in any manner whatsoever the right or power of Workday, or a Parent or Subsidiary, to terminate Participant’s service, for any reason, with or without Cause.

21.Consent to Electronic Delivery of all Plan Documents and Disclosures. By Participant’s signature and the signature of Workday’s representative on the Notice, Participant and Workday agree that this Option is granted under and governed by the terms and conditions of the Plan, the Notice and this Option Agreement. Participant has reviewed the Plan, the Notice and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Notice, and fully understands all provisions of the Plan, the Notice and this Option Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and the Option Agreement. Participant further agrees to notify Workday upon any change in the residence address indicated on the Notice. By acceptance of this Option, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by Workday or a third party designated by Workday and consents to the electronic delivery of the Notice, this Option Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of Workday, and all other documents that Workday is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Option and current or future participation in the Plan. Electronic delivery may include the delivery of a link to Workday intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at Workday’s discretion. Participant acknowledges that Participant may receive from Workday a paper copy of any documents delivered electronically at no cost if Participant contacts Workday by telephone, through a postal service or electronic mail to stock.administration@workday.com. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to Workday or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying Workday of such revised or revoked consent by telephone, postal service or electronic mail through Stock Administration. Finally, Participant understands that Participant is not required to consent to electronic delivery.

APPENDIX

WORKDAY, INC.
2012 EQUITY INCENTIVE PLAN
STOCK OPTION AWARD AGREEMENT

COUNTRY SPECIFIC PROVISIONS FOR EMPLOYEES OUTSIDE THE U.S.
Terms and Conditions
This Appendix includes additional terms and conditions that govern the Option granted to Participant under the Plan if Participant resides and/or works in one of the countries below. This Appendix forms part of the Option Agreement. Any capitalized term used in this Appendix without definition will have the meaning ascribed to it in the Notice, the Option Agreement or the Plan, as applicable.
If Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, or Participant transfers employment and/or residency between countries after the Date of Grant, Workday will, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to Participant under these circumstances.
Notifications
This Appendix also includes information relating to exchange control and other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of August 2012. Such laws are often complex and change frequently. As a result, Workday strongly recommends that Participant not rely on the information herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time that Participant exercises the Option or sells Shares acquired under the Plan.
In addition, the information is general in nature and may not apply to Participant’s particular situation, and Workday is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.
Finally, if Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, or Participant transfers employment and/or residency after the Date of Grant, the information contained herein may not apply to Participant in the same manner.
CANADA
Terms and Conditions
Method of Payment. The following provision supplements Section 5 of the Option Agreement:
Due to legal restrictions in Canada, Participant is prohibited from surrendering Shares that Participant already owns or attesting to the ownership of Shares to pay the Exercise Price or any Tax-Related Items due in connection with the Option.

Data Privacy. The following provision supplements Section 11 of the Option Agreement:
Participant hereby authorizes Workday and Workday’s representatives to discuss and obtain all relevant information from all personnel, professional or non-professional, involved in the administration of the Plan. Participant further authorizes Workday, the Employer and/or any Parent or Subsidiary to disclose and discuss such information with their advisors. Participant also authorizes Workday, the Employer and/or any Parent or Subsidiary to record such information and to keep such information in Participant’s employment file.
Consent to Receive Information in English for Quebec Participants. The parties acknowledge that it is their express wish that this Option Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir expressement souhaité que cette convention [“Option Agreement”], ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.
Notifications
Securities Law Information. Participant understands he or she is permitted to sell Shares acquired through the Plan through the designated broker appointed under the Plan, if any, provided the resale of Shares acquired under the Plan takes place outside of Canada.
GERMANY
Notifications
Exchange Control Information. If Participant makes cross-border payments in excess of €12,500 in connection with the purchase or sale of securities (including Shares acquired under the Plan), Participant must file a monthly report with the Servicezentrum Außenwirtschaftsstatistik, which is the competent federal office of the Deutsche Bundesbank (the German Central Bank) for such notifications in Germany. Participant is responsible for satisfying the reporting obligation and should be able to obtain a copy of the form used for this purpose from the German bank Participant uses to carry out the transfer.
In addition, in the unlikely event that Participant holds Shares exceeding 10% of the total capital of Workday, Participant must report such holdings in Workday on an annual basis. Participant must also report any receivables or payables or debts in foreign currency exceeding an amount of €5,000,000 in any month.
HONG KONG
Terms and Conditions
Securities Law Information. WARNING: The grant of the Option under the terms of the Notice, the Option Agreement, including this Appendix, and the Plan and the Shares subject to the Option do not constitute a public offer of securities and are available only to employees of Workday, a Parent or a Subsidiary.
Please be aware that the contents of the Notice, Option Agreement, including this Appendix, and the Plan are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong, nor have they been reviewed by any regulatory authority in Hong Kong. Participant is advised to exercise caution in relation to the Option. If Participant is in any doubt about any of the contents of the Notice, the Option Agreement, including this Appendix, or the Plan, Participant should obtain independent professional advice.

Sale of Shares. By accepting the Option, Participant agrees that in the event Shares are issued in respect of the Option within six months of the Date of Grant, Participant will not dispose of any Shares acquired prior to the six-month anniversary of the Date of Grant.
IRELAND
Notifications
Director Notification Requirement. Participant understands that if Participant is a director, shadow director or secretary of an Irish Parent or Subsidiary, Participant must notify the Irish Parent or Subsidiary in writing within five business days of receiving or disposing of an interest in Workday (e.g., options, Shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement, or within five business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of any spouse or minor children (whose interests will be attributed to the director, shadow director or secretary).
NETHERLANDS
Notifications
Securities Law Information. Participant should be aware of Dutch insider trading rules, which may impact the sale of Shares acquired under the Plan. In particular, Participant may be prohibited from effecting certain transactions in the Shares if Participant has “inside information” regarding Workday.
By accepting the Option, Participant acknowledges having read and understood this Securities Law Information section and further acknowledges that it is Participant’s responsibility to comply with the following Dutch insider trading rules:
Under Article 5:56 of the Dutch Financial Supervision Act, anyone who has “inside information” related to Workday is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is knowledge of a detail concerning the issuer to which the securities relate that is not public and which, if published, would reasonably be expected to affect the stock price, regardless of the development of the price. The insider could be any employee of Workday or a Parent or Subsidiary in the Netherlands who has inside information as described herein.
Given the broad scope of the definition of inside information, certain employees of Workday working at a Parent or Subsidiary in the Netherlands (including a Participant in the Plan) may have inside information and, thus, would be prohibited from effectuating a transaction in securities in the Netherlands at a time when Participant had such inside information.
If it is uncertain whether the insider trading rules apply to Participant, Workday recommends that Participant consult with his or her own legal advisor. Please note that Workday cannot be held liable if Participant violates the Dutch insider trading rules. Participant is responsible for ensuring compliance with these rules.
UNITED KINGDOM
Terms and Conditions
The following terms and conditions apply only if Participant is an Employee. No grants under this Option Agreement will be made to Consultants or Directors resident in the United Kingdom.

Responsibility for Taxes. This provision supplements Section 8(a) of the Option Agreement:
If payment or withholding of the income tax is not made within ninety (90) days of the event giving rise to the Tax-Related Items or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), Participant understands and agrees that the amount of any uncollected income tax will constitute a loan owed by Participant to the Employer, effective on the Due Date. Participant understands and agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue & Customs (“HMRC”), it will be immediately due and repayable, and Workday or the Employer may recover it at any time thereafter by any of the means referred to Section 8(a) in the Option Agreement. Workday is authorized to delay the issuance of Shares to Participant unless and until the loan is repaid in full.
Notwithstanding the foregoing, if Participant is a director or executive officer of Workday (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), Participant will not be eligible for a loan from Workday to cover the income tax due. In the event that Participant is a director or executive officer and income tax is not collected from or paid by me by the Due Date, the amount of any uncollected income tax will constitute a benefit to me on which additional income tax and national insurance contributions (“NICs”) may be payable. Participant understands that Participant will be responsible for reporting any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing Workday and/or the Employer (as applicable) the value of any employee NICs due on this additional benefit.